UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-02277_

Value Line Capital Appreciation Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2018

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/18 is included with this Form.

Annual Report
December 31, 2018

Value Line Premier Growth Fund, Inc.
(VALSX)
Value Line Mid Cap Focused Fund, Inc.
Investor Class (VLIFX)
Institutional Class (VLMIX)
Value Line Capital Appreciation Fund, Inc.
(Formerly Value Line Income and Growth Fund, Inc.)
Investor Class (VALIX)
Institutional Class (VLIIX)
Value Line Larger Companies Focused Fund, Inc.
Investor Class (VALLX)
Institutional Class (VLLIX)
Beginning May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.vlfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or if you are a direct investor, by signing up for e-delivery (800-243-2729).
Beginning May 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can contact the Fund to continue receiving paper copies of your shareholder reports (800-243-2729). Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all the funds held with the fund complex if you invest directly with the Fund.
This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this annual report for Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended December 31, 2018.
During the annual period, virtually all broad U.S. equity indices generated negative absolute returns. However, notably, three of the four Funds posted positive absolute returns during the annual period and significantly outperformed their respective benchmark index on a relative basis. Further, the annual period was highlighted by each of the four equity and hybrid Value Line Funds being recognized for its long-term performance and/or attractive risk profiles.
•
Value Line Premier Growth Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended December 31, 2018 (mid-cap growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the mid-cap growth category among 542 funds as of December 31, 2018. Morningstar gave the Fund an overall Risk Rating of Low.2(i)

•
Value Line Mid Cap Focused Fund, Inc.* outpaced the category average return of its peers for the one-, three- and five-year periods ended December 31, 2018 (mid-cap growth category), as measured by Morningstar,1 ranking in the top 8% or better of its peer category in each of those time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the mid-cap growth category among 542 funds as of December 31, 2018. Morningstar gave the Fund an overall Risk Rating of Low.2(ii)

•
Value Line Capital Appreciation Fund, Inc. (formerly Value Line Income and Growth Fund, Inc.)* outpaced the category average return of its peers for the one-, three- and five-year periods ended December 31, 2018 (allocation-70% to 85% equity category), as measured by Morningstar,1 ranking in the top 6% or better of its peer category in each of those time periods. Additionally, the Fund earned an overall four-star rating from Morningstar2 in the allocation-70% to 85% equity category among 322 funds as of December 31, 2018 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk Rating of Below Average.2(iii)

•
Value Line Larger Companies Focused Fund, Inc.* outpaced the category average return of its peers for the one-, three- and five-year periods ended December 31, 2018 (large growth category), as measured by Morningstar,1 ranking in the top 23% or better of its peer category in each of those time periods.2(iv)

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2018, especially given the newsworthy events of the annual period. With meaningful trends and some surprising shifts during 2018 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
Overall, the annual period was one of strong yet moderating economic growth and contained inflation both in the U.S. and globally. For the first three quarters of 2018, U.S. Gross Domestic Product (GDP) growth registered an average of 3.3%, the highest three-quarter growth rate since 2014. Fourth quarter GDP growth is widely expected to remain healthy but somewhat slower, based on several headwinds that dampened investor sentiment, including a Federal government shutdown, a slowing global economy, an unresolved trade war between the U.S. and China and a wobbly housing market.
During the annual period, the U.S. labor market remained healthy, as monthly job gains averaged more than 200,000 for the year. December 2018 was especially strong, with a job increase of 312,000. This pushed the unemployment rate lower, from 4.1% at the beginning of the calendar year to 3.9% at the end of December 2018. Average hourly earnings, year over year, benefited from the strong U.S. labor market, increasing from a 2.8% to a 3.2% growth rate, its highest level since 2009. Manufacturing was another rather consistently strong sector of the economy during 2018. The ISM Manufacturing Survey, an important measure, registered close to 60 each of the first 11 months, representing the highest readings in several years. December 2018 was the weakest of the year with a softer ISM Manufacturing Survey reading of 54.1. Because of this economic strength overall, inflation picked up modestly but remained relatively tame and below the expectations of the Federal Reserve (the Fed). The broadest measure of inflation, which the Fed closely follows, i.e. the core Personal Consumption Expenditure price index, which excludes food and energy, rose from 1.5% in January 2018 to 1.9% on a year over year basis as of November 2018 (latest data available) and averaged a low 1.6%.
Prompted by this economic growth backdrop and declines in the unemployment rate, the Fed raised its targeted federal funds rate four times in 2018—in March, June, September and December—bringing it to a range of 2.25% to 2.50%. At the end of the annual period, Fed policymakers continued to adhere to the belief that there is strong potential for the currently low

President’s Letter (unaudited) (continued)

unemployment rate to raise wages and thereby put pressure on the inflation rate. The hikes in the federal funds rate mostly affected short-term fixed income securities, whose yields rose significantly during the annual period. For example, the two-year U.S. Treasury note started the annual period with a yield of 1.88% and ended December 2018 with a yield of 2.48%, an increase of 60 basis points. (A basis point is 1/100th of a percentage point.) Longer-term fixed income securities fared somewhat better, since they have greater sensitivity to inflation and, thereby, benefited from the moderate inflation readings. The bellwether 10-year U.S. Treasury note began the annual period with a yield of 2.40% and ended December with a yield of 2.69%, up 29 basis points. The significant upward move in short-term rates created a flattening of the yield curve, meaning the differential in yields between short-term rates and long-term rates narrowed. Short-term rates already saw an inversion of the yield curve, as the yield on the two-year Treasury was temporarily higher than that on the five-year Treasury toward the end of the annual period.
Outside of the U.S., the economies of China, Europe and the emerging markets began to slow during the annual period. With the U.S. and China involved in trade conflicts, wherein the U.S. has instituted tariffs on certain Chinese goods and China has retaliated in kind, certain industries within the U.S. and internationally have been hurt. Equity markets did not take this downbeat news well, experiencing great volatility, especially during the last quarter of 2018. Indeed, at year-end 2018, the investment climate was marked by uncertainty. Equity investors were worried the ongoing tightening policy of the Fed and trade conflict with China may cause a major slowdown in U.S. economic growth. This, in turn, drove a flight to safety in fixed income securities, pushing up the prices of higher quality bonds.
On the commodities front, markets overall declined during the annual period, hampered by the strong U.S. dollar, which rose from mid-April 2018; a collapse in oil prices from early October 2018; and the ongoing U.S.-China trade war. Gold prices remained rather range-bound as a result of the tug-of-war between the effects of rising U.S. Treasury yields, which reduced the relative appeal of precious metals, and heightened market volatility, which led to a flight to perceived safe havens.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, declined 4.38% during the 12 months ended December 31, 2018, its worst calendar year performance since 2008.
As 2018 began, the momentum of late 2017 carried into January amid strengthening economic growth, rising corporate earnings and continued optimism surrounding the tax reform enacted in December 2017. The U.S. equity market rally came to an abrupt halt in early February, however, after unexpectedly strong wage growth sparked fears the Fed would be compelled to speed up its pace of interest rate increases. Such market speculation stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. Stocks subsequently recovered, as concerns about the Fed gradually eased, but the markets turned lower once again in March in reaction to potentially unfavorable changes in U.S. trade policy. Despite these fluctuations, which stood in marked contrast to the unusually low volatility of 2017, the S&P 500® Index closed the first quarter with only a modest decline of  -0.76%.
By the end of the annual period, the Fed had hiked interest rates four times and communicated an upbeat view of its economic outlook, spurred by strong U.S. labor and inflation data. Despite strong fundamentals, investor sentiment was weighed upon throughout the calendar year by escalating trade tensions, fears of a global economic slowdown and populist politics. After second and third calendar quarters of generally solid gains, supported by a combination of robust economic growth, strong corporate profits and rising earnings estimates, U.S. equities fell sharply again in the fourth quarter of 2018, as investor sentiment rapidly deteriorated on heightened trade and political uncertainty. In particular, U.S. equities plunged in December 2018 on renewed investor fears sparked by, among other factors, the partial Federal government shutdown, the U.S. President’s criticism of Fed Chair Powell, and in a delayed response to an earlier sell-off in global rates. The S&P 500® Index’s 9.03% decline in December 2018 was its worst December return since 1931.
As was the case for 2017, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market for the annual period ended December 31, 2018, though value did outperform growth on a relative basis in the fourth calendar quarter, reversing the trend of the prior seven consecutive quarters. While all capitalization segments posted negative returns, large-cap stocks performed best, followed at some distance by mid-cap stocks and then small-cap stocks. (All as measured by the FTSE Russell indices.3)
In the S&P 500® Index, four sectors posted positive absolute returns and seven generated negative returns during the annual period. Health care, utilities, consumer discretionary and information technology were the best performing sectors in the S&P 500® Index, as measured by total return, and the weakest performing sectors in the S&P 500® Index during the annual period were energy, materials, industrials and financials. (After the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.)
All told, the U.S. equity markets outperformed the international equity markets during the annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted annual returns of  -13.79% and -14.58%, respectively, weighed on by political, economic and protectionism concerns, including

Italian political and budgetary turmoil, ongoing unpredictability around the U.S.-North Korea summit, fears of a global economic slowdown, populist politics, elevated political uncertainty in Europe, including ongoing Brexit negotiations, and trade war fears—all despite relatively strong fundamentals. Central bank tightening, a partial U.S. government shutdown and a strong U.S. dollar further pressured international equities.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of 0.01% during the annual period. Less accommodative central bank policy both domestically and globally put pressure on shorter-term interest rates, with a more modest increase in longer-term rates given still-low inflation. This caused a flattening of the yield curve. While rates rose across the yield curve, or spectrum of maturities, interest rates on maturities of two years and less rose most. Indeed, making headlines was the spread, or yield differential, between the two-year and 10-year portion of the yield curve, where the spread flattened from 53 basis points at year-end 2017 to just 20 basis points at year-end 2018, and, as mentioned earlier, the spread between two- and five-year maturities temporarily inverted in early December 2018—for the first time in more than a decade. This spread is closely watched as an indicator of a slowing economy and of a possible buildup of recessionary pressures.
Over the course of the annual period, the yield on the three-month U.S. Treasury bill rose approximately 106 basis points, the yield on the two-year U.S. Treasury note increased approximately 60 basis points, and the yield on the five-year U.S. Treasury note rose approximately 31 basis points. The yield on the bellwether 10-year U.S. Treasury note increased approximately 29 basis points, and the yield on the 30-year U.S. Treasury bond rose approximately 28 basis points during the annual period.
Broadly speaking, it was a “risk off” environment within the taxable fixed income market, wherein investors’ aversion to risk heightened dramatically from that seen during 2017. While most non-government bond sectors posted negative absolute returns, U.S. Treasuries and the highest rated securitized bonds posted modestly positive returns, significantly outperforming the higher risk corporate bond sector, which was out of favor for much of the year. Similarly, within the corporate bond sector, higher rated bonds outperformed lower rated bonds. CCC-rated bonds, for instance, the lowest-rated high yield bonds, trailed AAA-rated bonds, the highest rated investment grade bonds, by almost 500 basis points. New issuance of investment grade corporate bonds was down after its robust 2017 level, and corporate bonds saw a significant spread widening. Investors were also put off by declining credit metrics, prompted in part by a record number of share buybacks.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent

President’s Letter (unaudited) (continued)

performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.
i
For Value Line Premier Growth Fund, Inc.: Four-star rating for 5-year (489 funds), 10-year (341 funds) and overall (542 funds) periods ended December 31, 2018; five-star rating for 3-year (542 funds) period ended December 31, 2018. All in the mid-cap growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended December 31, 2018.

ii
For Value Line Mid Cap Focused Fund, Inc.: Ranked by Morningstar in the top 3% for one-year (605 funds), top 7% for three-year (542 funds) and top 8% for five-year (489 funds) periods ended December 31, 2018. All in the Morningstar mid-cap growth category. Five-star rating for 3-year (542 funds), 5-year (489 funds) and overall (542 funds) periods ended December 31, 2018; four-star rating for 10-year (341 funds) period ended December 31, 2018. All in the mid-cap growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended December 31, 2018.

iii
For Value Line Capital Appreciation Fund, Inc.: Ranked by Morningstar in the top 6% for one-year (359 funds), top 4% for three-year (322 funds) and top 3% for five-year (280 funds) periods ended December 31, 2018. All in the Morningstar allocation 70% to 85% equity category. Four-star rating for 3-year (322 funds) and overall (322 funds) periods ended December 31, 2018; five-star rating for 5-year (280 funds) period ended December 31, 2018; three-star rating for 10-year (196 funds) period ended December 31, 2018. All in the allocation-70% to 85% equity category. Morningstar Risk: High for the 3-year and 5-year periods ended December 31, 2018; Below Average for the 10-year and overall periods ended December 31, 2018.

iv
For Value Line Larger Companies Focused Fund, Inc.: Ranked by Morningstar in the top 18% for one-year (1405 funds), top 23% for three-year (1247 funds) and top 10% for five-year (1107 funds) periods ended December 31, 2018. All in the Morningstar large growth category.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE PREMIER GROWTH FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Premier Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2018.
How did the Fund perform during the annual period?
The Fund generated a total return of 1.39% during the 12 months ended December 31, 2018. This compares to the -4.38% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund significantly outperformed the S&P 500® Index during the 12-month reporting period, driven primarily by stock selection overall. Sector allocation decisions as a whole also contributed positively during the reporting period.
Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value. However, large-cap stocks overall had smaller losses than mid- and small-cap stocks. This outperformance of large-cap stocks dampened the Fund’s relative results, as the Fund emphasizes companies with lower market capitalizations within the S&P 500® Index.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from effective stock selection in the industrials sector. Stock selection in the financials, information technology and consumer staples sectors further boosted the Fund’s relative results. Having an underweighted allocation to financials, which lagged the S&P 500® Index during the annual period, and having an overweighted allocation to information technology, which outpaced the S&P 500® Index during the annual period, helped as well. Having no exposure to energy, the weakest sector in the S&P 500® Index during the annual period, also added value.
Only two sectors detracted from the Fund’s relative results during the annual period. Holding no position in the strong, albeit small, utilities sector dampened relative results. Stock selection in health care also modestly detracted.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were O’Reilly Automotive, which retails automotive aftermarket parts, accessories and equipment; Church & Dwight, which develops and manufactures household, personal care and specialty consumer products; and Idexx Laboratories, which provides diagnostic, detection and information systems for veterinary, food and water testing applications. Each of these stocks enjoyed robust double-digit gains during the annual period driven by stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
The most significant detractors from the Fund’s performance were those large-cap components of the S&P 500® Index the Fund did not own, including Microsoft and Amazon.com, which each posted strong gains during the annual period. However, the Fund’s strategy is to invest lower on the capitalization spectrum. It does not typically invest in giant, mega-cap companies, with investment research and investment management firm Morningstar placing the Fund in its mid-cap growth category. Also, the Fund’s holdings of LKQ, which distributes automotive products and services, and Acuity Brands, which designs, produces and distributes indoor and outdoor lighting and control systems for commercial and institutional, industrial, infrastructure and residential applications, detracted from the Fund’s results. Each of these companies’ shares declined during the annual period primarily because of weaker than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
During the annual period, we established new Fund positions in hospice and palliative care services provider Chemed, electronic design automation solutions supplies for the global electronics market Synopsys and inpatient rehabilitative healthcare services provider Encompass Health. Each, in our view, have delivered consistent, attractive long-term growth in both earnings and stock price.

VALUE LINE PREMIER GROWTH FUND, INC.
(continued)

Among the largest eliminations from the Fund’s portfolio were positions in consumer foods company General Mills, pharmaceuticals company Novo Nordisk and tobacco company British American Tobacco. In each case, we exited the Fund’s position because the company was no longer generating the consistent long-term growth we seek.
Were there any notable changes in the Fund’s weightings during the 12-month period?
We shifted from an underweight to an overweight in information technology during the 12-month period ended December 31, 2018 due to reorganization of the S&P 500® Index. There were no other material changes in the Fund’s sector weightings.
How was the Fund positioned relative to its benchmark index at the end of December 2018?
As of December 31, 2018, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and information technology sectors. The Fund was underweighted relative to the S&P 500® Index in the financials and consumer discretionary sectors. The Fund was rather neutrally weighted relative to the Index in the consumer staples, health care and real estate sectors and had no allocations to the energy, communication services or utilities sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Premier Growth Fund, Inc.
Portfolio Highlights at December 31, 2018 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Waste Connections, Inc.	173,700	$12,897,225	4.1%
Teledyne Technologies, Inc.	50,200	10,394,914	3.3%
Roper Technologies, Inc.	39,000	10,394,280	3.3%
IDEXX Laboratories, Inc.	55,400	10,305,508	3.3%
Fiserv, Inc.	136,800	10,053,432	3.2%
Mettler-Toledo International, Inc.	17,700	10,010,766	3.2%
HEICO Corp.	120,081	9,303,876	2.9%
Church & Dwight Co., Inc.	134,800	8,864,448	2.8%
Toro Co. (The)	158,600	8,862,568	2.8%
ANSYS, Inc.	61,600	8,805,104	2.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Premier Growth Fund, Inc.
Portfolio Highlights at December 31, 2018 (unaudited) (continued)

The following graph compares the performance of the Value Line Premier Growth Fund, Inc. to that of the S&P 500® Index (the “Index”). The Value Line Premier Growth Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Premier Growth Fund, Inc. and the S&P 500® Index*

Performance Data: **
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/18	1.39%	$10,139
5 years ended 12/31/18	7.27%	$14,203
10 years ended 12/31/18	13.55%	$35,639
*
The Standard and Poor’s 500® Stock Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Premier Growth Fund, Inc.
Schedule of Investments	December 31, 2018

Shares		Value
COMMON STOCKS (98.8%)
COMMUNICATION SERVICES (1.3%)
	REITS (1.3%)
25,300	SBA Communications Corp. REIT*	$4,095,817
CONSUMER DISCRETIONARY (6.9%)
	DISTRIBUTION & WHOLESALE (0.3%)
44,300	LKQ Corp.*	1,051,239
	RETAIL (6.6%)
4,100	AutoZone, Inc.*	3,437,194
16,200	Domino’s Pizza, Inc.(1)	4,017,438
22,600	O’Reilly Automotive, Inc.*	7,781,858
123,200	TJX Companies, Inc. (The)	5,511,968
		20,748,458
		21,799,697
CONSUMER STAPLES (4.3%)
	BEVERAGES (0.2%)
11,850	Brown-Forman Corp. Class B	563,823
	FOOD (0.2%)
5,000	McCormick & Co., Inc.(1)	696,200
	HOUSEHOLD PRODUCTS (2.8%)
134,800	Church & Dwight Co., Inc.	8,864,448
	RETAIL (1.1%)
17,000	Costco Wholesale Corp.	3,463,070
		13,587,541
FINANCIALS (3.6%)
	BANKS (1.6%)
48,500	HDFC Bank Ltd. ADR	5,024,115
	COMMERCIAL SERVICES (0.1%)
2,400	MarketAxess Holdings, Inc.	507,144
	INSURANCE (1.9%)
3,000	Alleghany Corp.	1,869,960
135,000	Arch Capital Group, Ltd.*	3,607,200
3,500	RenaissanceRe Holdings, Ltd.	467,950
		5,945,110
		11,476,369
HEALTHCARE (15.4%)
	BIOTECHNOLOGY (2.9%)
33,800	Alexion Pharmaceuticals, Inc.*	3,290,768
19,600	Illumina, Inc.*	5,878,628
		9,169,396
Shares		Value
HEALTHCARE (15.4%) (continued)
	ELECTRONICS (3.2%)
17,700	Mettler-Toledo International, Inc.*	$10,010,766
	HEALTH CARE SERVICES (1.2%)
10,600	Chemed Corp.	3,002,768
16,200	Encompass Health Corp.	999,540
		4,002,308
	HEALTHCARE PRODUCTS (8.1%)
3,000	Align Technology, Inc.*	628,290
11,474	Becton Dickinson & Co.	2,585,322
57,600	Danaher Corp.	5,939,712
77,600	Henry Schein, Inc.*(1)	6,093,152
55,400	IDEXX Laboratories, Inc.*	10,305,508
		25,551,984
		48,734,454
INDUSTRIALS (33.7%)
	AEROSPACE & DEFENSE (9.0%)
120,081	HEICO Corp.(1)	9,303,876
15,800	Northrop Grumman Corp.	3,869,420
6,000	Spirit AeroSystems Holdings, Inc. Class A	432,540
50,200	Teledyne Technologies, Inc.*	10,394,914
13,300	TransDigm Group, Inc. *(1)	4,522,798
		28,523,548
	COMMERCIAL SERVICES (4.6%)
12,200	Cintas Corp.	2,049,478
14,800	Equifax, Inc.	1,378,324
66,152	IHS Markit, Ltd.*	3,173,311
220,350	Rollins, Inc.(1)	7,954,635
		14,555,748
	ELECTRICAL EQUIPMENT (2.4%)
103,750	AMETEK, Inc.	7,023,875
6,300	EnerSys	488,943
		7,512,818
	ENVIRONMENTAL CONTROL (4.9%)
38,500	Republic Services, Inc.	2,775,465
173,700	Waste Connections, Inc.	12,897,225
		15,672,690
	HAND & MACHINE TOOLS (1.6%)
11,119	Lincoln Electric Holdings, Inc.	876,733
28,500	Snap-on, Inc.	4,140,765
		5,017,498
Shares		Value
INDUSTRIALS (33.7%) (continued)
	HOUSEWARES (2.8%)
158,600	Toro Co. (The)	$8,862,568
	MACHINERY DIVERSIFIED (5.0%)
12,900	Graco, Inc.	539,865
31,850	IDEX Corp.	4,021,381
8,000	Middleby Corp. (The)*(1)	821,840
39,000	Roper Technologies, Inc.	10,394,280
		15,777,366
	MISCELLANEOUS MANUFACTURERS (1.1%)
41,600	AO Smith Corp.	1,776,320
15,700	Carlisle Companies, Inc.	1,578,164
		3,354,484
	TRANSPORTATION (2.3%)
56,000	Canadian National Railway Co.	4,150,160
33,000	J.B. Hunt Transport Services, Inc.	3,070,320
		7,220,480
		106,497,200
INFORMATION TECHNOLOGY (25.2%)
	COMMERCIAL SERVICES (1.4%)
6,300	Gartner, Inc.*	805,392
25,700	WEX, Inc.*	3,599,542
		4,404,934
	COMPUTERS (2.1%)
42,000	Accenture PLC Class A	5,922,420
11,500	CGI Group, Inc. Class A*(1)	703,685
		6,626,105
	DIVERSIFIED FINANCIAL SERVICES (1.3%)
22,000	MasterCard, Inc. Class A	4,150,300
	ELECTRICAL EQUIPMENT (0.5%)
8,500	Littelfuse, Inc.	1,457,580
	ELECTRONICS (2.0%)
78,400	Amphenol Corp. Class A	6,351,968
	SOFTWARE (17.7%)
61,600	ANSYS, Inc.*	8,805,104
13,400	Broadridge Financial Solutions, Inc.	1,289,750
72,000	Cadence Design Systems, Inc.*	3,130,560
7,800	Fair Isaac Corp.*	1,458,600
136,800	Fiserv, Inc.*(1)	10,053,432
28,400	Intuit, Inc.	5,590,540
25,500	Jack Henry & Associates, Inc.	3,226,260
62,000	Salesforce.com, Inc.*	8,492,140

See Notes to Financial Statements.

Schedule of Investments (continued)

Shares		Value
COMMON STOCKS (98.8%) (continued)
INFORMATION TECHNOLOGY (25.2%) (continued)
	SOFTWARE (17.7%) (continued)
8,000	ServiceNow, Inc.*	$1,424,400
16,800	Synopsys, Inc.*	1,415,232
16,500	Tyler Technologies, Inc.*	3,066,030
32,500	Ultimate Software Group, Inc. (The)*	7,958,275
		55,910,323
	TELECOMMUNICATIONS (0.2%)
2,800	Arista Networks, Inc.*	589,960
		79,491,170
MATERIALS (6.1%)
	CHEMICALS (0.9%)
7,000	Air Products & Chemicals, Inc.	1,120,350
22,000	FMC Corp.	1,627,120
		2,747,470
	COMMERCIAL SERVICES (2.3%)
48,400	Ecolab, Inc.	7,131,740
Shares		Value
MATERIALS (6.1%) (continued)
	HOUSEWARES (0.4%)
20,200	Scotts Miracle-Gro Co. (The)(1)	$1,241,492
	MISCELLANEOUS MANUFACTURERS (0.6%)
21,000	AptarGroup, Inc.	1,975,470
	PACKAGING & CONTAINERS (1.9%)
98,800	Ball Corp.	4,542,824
38,000	Crown Holdings, Inc.*(1)	1,579,660
		6,122,484
		19,218,656
REAL ESTATE (2.3%)
	REITS (2.3%)
31,600	American Tower Corp. REIT	4,998,804
23,200	Equity Lifestyle Properties, Inc. REIT	2,253,416
		7,252,220
		7,252,220
Shares		Value
TOTAL COMMON STOCKS (Cost $135,745,024) (98.8%)		$312,153,124
SHORT-TERM INVESTMENT (1.0%)
	MONEY MARKET FUND (1.0%)
3,133,673	State Street Institutional Liquid Reserves Fund	3,133,673
TOTAL SHORT-TERM INVESTMENTS (Cost $3,133,468) (1.0%)		3,133,673
TOTAL INVESTMENT SECURITIES (99.8%) (Cost $138,878,492)		$315,286,797
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)		641,178
NET ASSETS (100%)		$315,927,975
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2018, the market value of the securities on loan was $28,619,672.

ADR American Depositary Receipt.
REIT Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$312,153,124	$—	$—	$312,153,124
Short-Term Investment	3,133,673	—	—	3,133,673
Total Investments in Securities	$315,286,797	$—	$—	$315,286,797
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE MID CAP FOCUSED FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Mid Cap Focused Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2018.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 4.72% during the 12 months ended December 31, 2018. This compares to the -4.38% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund significantly outperformed the S&P 500® Index during the 12-month reporting period, driven primarily by stock selection overall. Sector allocation decisions as a whole also contributed positively during the reporting period.
Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value. However, large-cap stocks overall had smaller losses than mid- and small-cap stocks. This outperformance of large-cap stocks dampened the Fund’s relative results, as the Fund, focused on mid-cap stocks, emphasizes companies with lower market capitalizations within the S&P 500® Index.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from effective stock selection in the industrials sector. Stock selection in the consumer staples and materials sectors further boosted the Fund’s relative results. Having an underweighted allocation to financials, which lagged the S&P 500® Index during the annual period, and having no exposure to energy, the weakest sector in the S&P 500® Index during the annual period, also added value.
Only partially offsetting these positive contributors was having an underweighted allocation to the strongly performing consumer discretionary sector, which detracted. Holding no position in the strong, albeit small, utilities sector also dampened relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were Idexx Laboratories, which provides diagnostic, detection and information systems for veterinary, food and water testing applications; Rollins, which provides pest control services; and Heico, which manufactures and sells aerospace products and services to airlines, defense contractors and military agencies. Shares of each of these companies enjoyed solid double-digit gains during the annual period driven by stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the Fund was hurt most by not owning software behemoth Microsoft and e-commerce giant Amazon.com, which posted strong gains during the annual period. However, the Fund implements a focused strategy that invests primarily in mid-sized companies. Also, the Fund’s positions in cooking equipment manufacturer Middleby and automotive products and services distributor LKQ detracted. Each of these companies’ stocks experienced double-digit declines during the annual period on weaker than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
This focused Fund ended the annual period with 36 holdings in its portfolio, unchanged from the start of the calendar year. We established new Fund positions during the annual period in climate control equipment manufacturer Lennox International, hospice and palliative care services provider Chemed, and insurance agency WR Berkley. Each of these companies, in our view, has demonstrated consistent and attractive long-term growth in both earnings and stock price.
We eliminated the Fund’s positions in convenience store operator Casey’s General Stores, medical waste management services provider Stericycle, and automotive products and services distributor LKQ, the last of which was mentioned earlier. Each of these sales was based on our belief that these companies have diminishing long-term growth prospects.

VALUE LINE MID CAP FOCUSED FUND, INC.
(continued)

Were there any notable changes in the Fund’s weightings during the 12-month period?
We shifted from a neutral weighting to an overweight relative to the S&P 500® Index in materials and from an overweight to a neutral weighting relative to the S&P 500® Index in consumer staples during the 12-month period ended December 31, 2018. We also shifted from an underweight to an overweight in information technology during the annual period due to reorganization of the S&P 500® Index.
How was the Fund positioned relative to its benchmark index at the end of December 2018?
As of December 31, 2018, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and information technology sectors. The Fund was underweighted relative to the S&P 500® Index in the financials and consumer discretionary sectors and was rather neutrally weighted relative to the Index in the health care and consumer staples sectors on the same date. On December 31, 2018, the Fund held no positions at all in the energy, communication services, real estate or utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at December 31, 2018 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Lennox International, Inc.	45,200	$9,892,472	5.3%
TransDigm Group, Inc.	26,800	9,113,608	4.9%
ANSYS, Inc.	63,100	9,019,514	4.8%
Mettler-Toledo International, Inc.	15,600	8,823,048	4.7%
Teledyne Technologies, Inc.	41,500	8,593,405	4.6%
HEICO Corp.	104,983	8,134,083	4.4%
Rollins, Inc.	206,700	7,461,870	4.0%
Ball Corp.	154,800	7,117,704	3.8%
Waste Connections, Inc.	92,950	6,901,537	3.7%
IDEXX Laboratories, Inc.	35,000	6,510,700	3.5%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at December 31, 2018 (unaudited) (continued)

The following graph compares the performance of the Value Line Mid Cap Focused Fund, Inc. to that of the S&P 500® Index (the “Index”). The Value Line Mid Cap Focused Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Mid Cap Focused Fund, Inc. and the S&P 500® Index*

Performance Data: **
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
Investor Class
1 year ended 12/31/18	4.72%	$10,472
5 years ended 12/31/18	9.11%	$15,464
10 years ended 12/31/18	12.92%	$33,714
*
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments	December 31, 2018

Shares		Value
COMMON STOCKS (97.9%)
CONSUMER DISCRETIONARY (1.0%)
	RETAIL (1.0%)
12,200	Advance Auto Parts, Inc.	$1,921,012
CONSUMER STAPLES (8.0%)
	FOOD (5.2%)
34,000	J&J Snack Foods Corp.	4,916,060
33,500	McCormick & Co., Inc. (1)	4,664,540
		9,580,600
	HOUSEHOLD PRODUCTS (2.8%)
80,000	Church & Dwight Co., Inc.	5,260,800
		14,841,400
FINANCIALS (6.1%)
	INSURANCE (6.1%)
53,000	American Financial Group, Inc.	4,798,090
167,700	Arch Capital Group, Ltd. *	4,480,944
29,200	Berkley (W.R.) Corp.	2,158,172
		11,437,206
		11,437,206
HEALTHCARE (14.2%)
	ELECTRONICS (4.7%)
15,600	Mettler-Toledo International, Inc.*	8,823,048
	HEALTHCARE PRODUCTS (7.9%)
8,224	Becton Dickinson & Co.	1,853,032
26,700	Danaher Corp.	2,753,304
45,400	Henry Schein, Inc.*(1)	3,564,808
35,000	IDEXX Laboratories, Inc.*	6,510,700
		14,681,844
	HEALTHCARE SERVICES (1.6%)
10,200	Chemed Corp.	2,889,456
		26,394,348
INDUSTRIALS (37.9%)
	AEROSPACE & DEFENSE (13.9%)
104,983	HEICO Corp.	8,134,083
41,500	Teledyne Technologies, Inc.*	8,593,405
26,800	TransDigm Group, Inc. *(1)	9,113,608
		25,841,096
	BUILDING MATERIALS (5.3%)
45,200	Lennox International, Inc.	9,892,472
Shares		Value
INDUSTRIALS (37.9%) (continued)
	COMMERCIAL SERVICES (4.0%)
206,700	Rollins, Inc.(1)	$7,461,870
	ELECTRICAL EQUIPMENT (2.1%)
56,750	AMETEK, Inc.	3,841,975
	ENVIRONMENTAL CONTROL (3.7%)
92,950	Waste Connections, Inc.	6,901,537
	HAND & MACHINE TOOLS (1.4%)
17,900	Snap-on, Inc.	2,600,691
	HOUSEWARES (2.6%)
85,600	Toro Co. (The)	4,783,328
	MACHINERY DIVERSIFIED (3.5%)
8,200	Middleby Corp. (The)*(1)	842,386
21,400	Roper Technologies, Inc.	5,703,528
		6,545,914
	MISCELLANEOUS MANUFACTURERS (1.4%)
26,700	Carlisle Companies, Inc.	2,683,884
		70,552,767
INFORMATION TECHNOLOGY (25.1%)
	COMMERCIAL SERVICES (3.4%)
49,200	Gartner, Inc.*	6,289,728
	COMPUTERS (1.9%)
57,000	CGI Group, Inc. Class A *(1)	3,487,830
	ELECTRONICS (2.7%)
62,100	Amphenol Corp. Class A	5,031,342
	SOFTWARE (17.1%)
63,100	ANSYS, Inc.*	9,019,514
86,800	Fiserv, Inc.*	6,378,932
37,800	Jack Henry & Associates, Inc.	4,782,456
93,700	Open Text Corp.	3,054,620
20,600	Tyler Technologies, Inc.*	3,827,892
19,700	Ultimate Software Group, Inc. (The)*	4,823,939
		31,887,353
		46,696,253
MATERIALS (5.6%)
	COMMERCIAL SERVICES (1.8%)
23,000	Ecolab, Inc.	3,389,050
	PACKAGING & CONTAINERS (3.8%)
154,800	Ball Corp.	7,117,704
		10,506,754
TOTAL COMMON STOCKS (Cost $123,608,532) (97.9%)		182,349,740
Shares		Value
SHORT-TERM INVESTMENT (1.6%)
	MONEY MARKET FUND (1.6%)
3,003,089	State Street Institutional Liquid Reserves Fund	$3,003,089
TOTAL SHORT-TERM INVESTMENTS (Cost $3,002,789) (1.6%)		3,003,089
TOTAL INVESTMENT SECURITIES (99.5%) (Cost $126,611,321)		$185,352,829
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)		927,277
NET ASSETS (100%)		$186,280,106
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2018, the market value of the securities on loan was $25,186,726.

See Notes to Financial Statements.

Schedule of Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$182,349,740	$—	$—	$182,349,740
Short-Term Investment	3,003,089	—	—	3,003,089
Total Investments in Securities	$185,352,829	$—	$—	$185,352,829
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE CAPITAL APPRECIATION FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is to seek capital appreciation and income consistent with its asset allocation.
Manager Discussion of Fund Performance
Below, Value Line Capital Appreciation Fund, Inc. portfolio managers Cindy Starke and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2018.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of  -2.71% during the 12 months ended December 31, 2018. This compares to the -2.35% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), during the same annual period.
Were there any changes made to the Fund’s investment strategy or objective with its name change?
The Fund’s investment strategy did not change. Its investment objective was revised to “seek capital appreciation and income consistent with its asset allocation” rather than “income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return.”
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund modestly underperformed its blended benchmark, driven primarily by its asset allocation. Its overweight to equities and underweight to fixed income, relative to the blended benchmark, detracted, as equities underperformed fixed income during the annual period. That said, the equity portion of the Fund outperformed the -4.38% return of the S&P 500® Index, while the fixed income portion of the Fund slightly trailed the Bloomberg Barclays Index during the annual period. Similarly, security selection in the equity portion of the Fund contributed positively, while security selection in the fixed income portion of the Fund detracted. The Fund had an average cash position of approximately 3%, which added value given the negative absolute returns for equities and flat returns for fixed income during the annual period.
Further, it proved to be a good time for our style of equity investing, as growth stocks significantly outpaced value stocks during the annual period across the capitalization spectrum, and the equity portion of the Fund was invested primarily in growth stocks.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund benefited most from having an overweighted allocation in health care, the best performing sector in the S&P 500® Index during the annual period. Effective stock selection in information technology and industrials also contributed positively as did having an underweighted allocation to industrials, the third weakest performer in the S&P 500® Index during the annual period.
The sectors that detracted most from the equity portion of the Fund’s relative results during the annual period were communication services and consumer staples, wherein stock selection proved weak. Having an overweighted allocation to communication services, which underperformed the S&P 500® Index during the annual period, also hurt. Having no exposure to the utilities sector, which was the second strongest sector in the S&P 500® Index during the annual period, dampened the Fund’s relative results as well.
What were some of the Fund’s best-performing individual stocks?
Contributing most to the equity portion of the Fund’s relative results were positions in biotechnology company Juno Therapeutics, software-as-a-service solutions provider Zendesk and diabetes-focused medical device company DexCom.
Juno Therapeutics is a clinical stage biotechnology company focused on cellular-based immunotherapies that target patients’ own cells to fight cancer. Its shares saw robust double-digit gains during the period the Fund held the position. In January 2018, Celgene announced its acquisition of Juno Therapeutics to expand Celgene’s lymphoma program. We sold the Fund’s position in Juno Therapeutics following the acquisition announcement. Zendesk’s shares surged during the annual period, supported by strong quarterly results, solid execution and growing scale. The company also achieved net income profitability starting in the first quarter of 2018, which was sooner than the market expected. Shares of DexCom enjoyed a triple-digit gain during the annual period, largely driven by market penetration and strong execution. We opportunistically trimmed the Fund’s positions in Zendesk and DexCom on strength through the annual period.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the stocks that detracted most from the equity portion of the Fund’s performance were biopharmaceutical companies Celgene and Alexion Pharmaceuticals as well as producer of motion pictures, television programming and media networks Lions Gate Entertainment.

VALUE LINE CAPITAL APPRECIATION FUND, INC. (continued)

Celgene experienced a double-digit share price decline during the annual period, largely reflecting product pipeline risk as well as potential generic competition against its leading drug, Revlimid, upon its patent expiration in a few years. Alexion Pharmaceuticals’ shares declined sharply during the annual period, despite making significant progress in its product pipeline, as biotechnology stocks as a whole were a weak spot in the strongly performing health care sector. Shares of Lions Gate Entertainment fell significantly during the annual period, reflecting lower than expected growth rates across its business segments, including persistent pressure on its Starz subscriber and profit growth.
Did the equity portion of the Fund make any significant purchases or sales?
We initiated Fund positions in Tencent Holdings, Splunk and Amarin during the annual period. Tencent Holdings is the world’s largest online gaming company by revenue and the largest consumer Internet company in China by user scale and engagements. In our view, it is well positioned to benefit from secular growth in several markets, including online gaming, online advertising and financial technology. Splunk is a company in the fast-growing big data and data security industries. We believe it has a strong product portfolio addressing the growing need to monitor information technology systems amid rising complexities. Amarin is a biotechnology company focused on cardiovascular health, with, in our view, upside potential for sales growth over the next few years and net income profitability within the next 12 months. We established the Fund position in Amarin in September 2018 following the release of positive top-line results from the Vascepa cardiovascular outcomes trial, REDUCE-IT.
Conversely, in addition to the sale of Juno Therapeutics, mentioned earlier, we exited the Fund’s position in Tesaro, another cancer therapeutics developer, following the announcement it would be acquired by GlaxoSmithKline at a value more than 60% of its prior-day close. We also liquidated the Fund’s position in Monster Beverage, an energy drink company in the consumer staples sector. The sale was prompted by what we saw as the company’s slowing growth prospects and a high valuation for this growth.
Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
During the annual period, the Fund’s allocations to the communication services, information technology and health care sectors increased relative to the S&P 500® Index, and its relative positions in the consumer discretionary, consumer staples and financials sectors decreased.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2018?
As of December 31, 2018, the Fund was overweighted relative to the S&P 500® Index in the health care, communication services, consumer discretionary and information technology sectors. The Fund was underweighted relative to the S&P 500® Index in the industrials, financials, consumer staples, real estate and energy sectors on the same date. The Fund had no exposure to the utilities and materials sectors at the end of December 2018.
What was the duration and yield curve strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund contributed positively to its performance relative to the Bloomberg Barclays Index during the annual period. We kept the fixed income portion of the Fund’s duration moderately shorter than that of the Bloomberg Barclays Index, which proved beneficial as interest rates rose during the annual period. Duration is a measure of the fixed income portion of the Fund’s sensitivity to changes in interest rates.
Yield curve positioning overall had a rather neutral effect on the Fund’s performance during the annual period. Yield curve indicates the spectrum of maturities within a particular sector.
Which fixed income market segments most significantly affected Fund performance?
A significantly overweighted allocation relative to the Bloomberg Barclays Index in investment grade corporate bonds early in the annual period detracted from the fixed income portion of the Fund’s relative results most. Given the risk-off environment that developed as 2018 progressed, having an out-of-benchmark exposure to high yield corporate bonds, which underperformed the Bloomberg Barclays Index during the annual period, and an underweighted allocation to U.S. Treasuries, which outperformed the Bloomberg Barclays Index during the annual period, also hurt.
Conversely, the fixed income portion of the Fund’s overweight in structured products contributed positively. More specifically, the fixed income portion of the Fund had significant overweights relative to the Bloomberg Barclays Index in asset-backed securities and commercial mortgage-backed securities, both sectors that outperformed the Bloomberg Barclays Index during the annual period. Being underweight international sovereign debt also added value, as this sector substantially underperformed the Bloomberg Barclays Index during the annual period. Issue selection proved most beneficial in high quality sectors with low credit risk, including U.S. agency securities and taxable municipal bonds.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
We made several changes to the fixed income portion of the Fund’s weightings during the annual period given the shift in market conditions from the “risk on” environment that dominated at the start of 2018 to the “risk off” environment that arose as the year progressed. We significantly reduced both its overweight to investment grade corporate bonds and its exposure to high yield corporate bonds, as we believed the demand for risk assets would continue to be muted for some time. We correspondingly increased the fixed income portion of the Fund’s allocations to U.S. Treasuries and highly-rated securitized debt, including asset-backed securities and mortgage-backed securities. While maintaining its duration shorter than that of the Bloomberg Barclays Index, we did lengthen the fixed income portion of the Fund’s duration modestly toward the end of the annual period, bringing it closer to a neutral position, in anticipation of a slowing economy and a more dovish Fed in 2019.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2018?
At the end of December 2018, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds, asset-backed securities, commercial mortgage-backed securities and taxable municipal bonds. The fixed income portion of the Fund remained underweight relative to the Bloomberg Barclays Index at the end of the annual period in U.S. Treasuries and international sovereign debt. The fixed income portion of the Fund also maintained an exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the annual period?
At December 31, 2018, the Fund had a weighting of approximately 84% in stocks, 12% in fixed income securities and 4% in cash equivalents. This compared to approximately 85% in stocks, 12% in fixed income securities and 3% in cash equivalents at the start of the annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion of the Fund nor the fixed income portion of the Fund used derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
The S&P 500® Index’s monthly loss of 9.03% in December 2018 was its worst December decline since 1931, and its 4.38% decline for the year was its worst calendar year performance since 2008. With this U.S. equity market sell-off, we believed the S&P 500® Index looked quite attractively valued at 14.6 times its forward price/earnings ratio at year-end 2018. We expect sales and earnings growth for the companies in the S&P 500® Index to remain positive in 2019 yet slow down from the high rates of growth seen in 2018, as the effect of corporate tax cuts fades and U.S. economic growth moderates. According to FactSet, consensus expectations for S&P 500® Index companies are for approximately 6% sales and 7% earnings growth rates in 2019. With this sales and earnings growth outlook still in expansion mode, equities trading at reasonable valuations and a Fed indicating it is going to be more “patient” in raising interest rates in 2019, we believe the backdrop for U.S equities is favorable in the new year.
As growth-focused investors, we believe earnings growth is one of the primary drivers of share prices over time. Given what we saw as a favorable backdrop for U.S. equities at the end of the annual period, we intend to continue to seek companies for the equity portion of the Fund’s portfolio that are positioned to grow both their sales and earnings at a pace above the market and their peers. Notably, the equity portion of the Fund’s holdings had an estimated three-year average sales growth rate of approximately 19% at the end of the annual period, more than double the S&P 500® Index’s estimated three-year 8% sales growth rate as of December 31, 2018. The equity portion of the Fund also had a three- to five-year average estimated forward earnings growth rate of approximately 21%, more than 1.5x the S&P 500® Index’s estimated average growth rate of 13%.
With equity valuations attractive at the end of the annual period, in our view, with short-term interest rates and inflation still low by historical standards and with the Fed taking a more “patient” approach to interest rate increases, we believe there are many stocks that offer compelling capital appreciation and total return potential.

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at December 31, 2018 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Alexion Pharmaceuticals, Inc.	170,000	$16,551,200	4.1%
Celgene Corp.	210,000	13,458,900	3.4%
Visa, Inc.	93,000	12,270,420	3.1%
Alphabet, Inc.	11,700	12,226,032	3.1%
Amazon.com, Inc.	8,000	12,015,760	3.0%
Exelixis, Inc.	540,000	10,621,800	2.7%
Activision Blizzard, Inc.	218,000	10,152,260	2.5%
Alibaba Group Holding, Ltd. ADR	72,000	9,869,040	2.5%
Facebook, Inc.	75,000	9,831,750	2.5%
Exact Sciences Corp.	134,000	8,455,400	2.1%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

The following graph compares the performance of the Value Line Capital Appreciation Fund, Inc. to that of the 60/40 S&P 500® Index/Bloomberg Barclays Aggregate Bond Index, (the “Index”). The Value Line Capital Appreciation Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Capital Appreciation Fund, Inc. and the 60/40 S&P 500® Index/Bloomberg Barclays Aggregate Bond Index*

Performance Data: **
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
Investor Class
1 year ended 12/31/18	-2.71%	$9,729
5 years ended 12/31/18	6.32%	$13,585
10 years ended 12/31/18	9.25%	$24,221
Institutional Class
1 year ended 12/31/18	-2.61%	$9,739
*
The 60/40 S&P 500® Index/Bloomberg Barclays Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500 Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Bloomberg Barclays Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Capital Appreciation Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS (84.0%)
COMMUNICATION SERVICES (15.6%)
	ENTERTAINMENT (1.1%)
265,000	Lions Gate Entertainment Corp. Class A	$4,266,500
	INTERNET (8.9%)
11,700	Alphabet, Inc. Class A*	12,226,032
75,000	Facebook, Inc. Class A*	9,831,750
30,000	Netflix, Inc.*	8,029,800
135,000	Tencent Holdings, Ltd. ADR(1)	5,328,450
		35,416,032
	MEDIA (1.6%)
90,000	Comcast Corp. Class A	3,064,500
31,000	Walt Disney Co. (The)	3,399,150
		6,463,650
	SOFTWARE (4.0%)
218,000	Activision Blizzard, Inc.	10,152,260
75,000	Electronic Arts, Inc.*	5,918,250
		16,070,510
		62,216,692
CONSUMER DISCRETIONARY (12.5%)
	ENTERTAINMENT (1.8%)
35,000	Vail Resorts, Inc.	7,378,700
	INTERNET (7.0%)
72,000	Alibaba Group Holding, Ltd. ADR*	9,869,040
8,000	Amazon.com, Inc.*	12,015,760
82,000	GrubHub, Inc.*(1)	6,298,420
		28,183,220
	RETAIL (3.7%)
19,000	Home Depot, Inc.	3,264,580
55,000	Starbucks Corp.	3,542,000
88,000	TJX Companies, Inc. (The)	3,937,120
16,000	Ulta Salon, Cosmetics & Fragrance, Inc.*	3,917,440
		14,661,140
		50,223,060
CONSUMER STAPLES (2.6%)
	BEVERAGES (1.6%)
41,000	Constellation Brands, Inc. Class A	6,593,620
	COSMETICS & PERSONAL CARE (1.0%)
30,000	Estee Lauder Companies, Inc. (The) Class A	3,903,000
		10,496,620
Shares		Value
ENERGY (2.9%)
	OIL & GAS (2.9%)
70,000	Anadarko Petroleum Corp.	$3,068,800
60,000	Diamondback Energy, Inc.(1)	5,562,000
22,000	Pioneer Natural Resources Co.	2,893,440
		11,524,240
		11,524,240
FINANCIALS (6.7%)
	BANKS (4.0%)
260,000	Bank of America Corp.	6,406,400
85,000	Citigroup, Inc.	4,425,100
52,000	JPMorgan Chase & Co.	5,076,240
		15,907,740
	DIVERSIFIED FINANCIAL SERVICES (2.7%)
8,000	BlackRock, Inc.	3,142,560
160,000	Blackstone Group L.P. (The)	4,769,600
72,000	Charles Schwab Corp. (The)	2,990,160
		10,902,320
		26,810,060
HEALTHCARE (24.3%)
	BIOTECHNOLOGY (19.4%)
170,000	Alexion Pharmaceuticals, Inc.*	16,551,200
580,000	Amarin Corp. PLC ADR*(1)	7,893,800
17,000	Biogen, Inc.*	5,115,640
60,000	BioMarin Pharmaceutical, Inc.*(1)	5,109,000
210,000	Celgene Corp.*	13,458,900
134,000	Exact Sciences Corp.*(1)	8,455,400
540,000	Exelixis, Inc.*	10,621,800
40,000	Intercept Pharmaceuticals, Inc.*(1)	4,031,600
38,000	Vertex Pharmaceuticals, Inc.*	6,296,980
		77,534,320
	HEALTHCARE PRODUCTS (1.2%)
31,000	Edwards Lifesciences Corp.*	4,748,270
	PHARMACEUTICALS (2.4%)
33,000	DexCom, Inc.*	3,953,400
18,000	Jazz Pharmaceuticals PLC*	2,231,280
Shares		Value
HEALTHCARE (24.3%) (continued)
	PHARMACEUTICALS (2.4%) (continued)
40,000	Zoetis, Inc.	$3,421,600
		9,606,280
	SOFTWARE (1.3%)
77,000	Medidata Solutions, Inc.*	5,191,340
		97,080,210
INDUSTRIALS (0.9%)
	AIRLINES (0.9%)
70,000	Delta Air Lines, Inc.	3,493,000
INFORMATION TECHNOLOGY (17.8%)
	COMMERCIAL SERVICES (1.8%)
84,000	PayPal Holdings, Inc.*	7,063,560
	COMPUTERS (1.1%)
29,000	Apple, Inc.	4,574,460
	DIVERSIFIED FINANCIAL SERVICES (3.1%)
93,000	Visa, Inc. Class A(1)	12,270,420
	INTERNET (1.6%)
110,000	Zendesk, Inc.*	6,420,700
	SEMICONDUCTORS (4.2%)
14,000	Broadcom, Inc.	3,559,920
105,000	Micron Technology, Inc.*	3,331,650
38,000	NVIDIA Corp.	5,073,000
64,000	NXP Semiconductors N.V.	4,689,920
		16,654,490
	SOFTWARE (5.2%)
19,000	Adobe, Inc.*	4,298,560
33,000	Salesforce.com, Inc.*	4,520,010
34,000	ServiceNow, Inc.*	6,053,700
58,000	Splunk, Inc.*	6,081,300
		20,953,570
	TELECOMMUNICATIONS (0.8%)
73,000	Cisco Systems, Inc.	3,163,090
		71,100,290
REAL ESTATE (0.7%)
	REITS (0.7%)
17,000	American Tower Corp. REIT	2,689,230
TOTAL COMMON STOCKS (Cost $312,495,884) (84.0%)		335,633,402

See Notes to Financial Statements.

December 31, 2018

Principal Amount		Value
ASSET-BACKED SECURITIES (1.1%)
$400,000	Capital One Multi-Asset Execution Trust, Series 2016-A4, Class A4, 1.33%, 6/15/22	$395,958
152,864	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	152,419
35,002	CarMax Auto Owner Trust, Series 2015-4, Class A3, 1.56%, 11/16/20	34,873
208,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	201,825
150,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A4, 1.96%, 1/18/22(2)	149,576
350,000	Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75%, 11/19/21	346,286
150,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	149,919
250,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(2)	249,231
750,000	Ford Credit Floorplan Master Owner Trust A, Series 2017-2, Class A1, 2.16%, 9/15/22	738,885
250,000	GM Financial Automobile Leasing Trust, Series 2017-3, Class A4, 2.12%, 9/20/21	247,655
250,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.41%, 5/17/21(2)	249,223
200,000	GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A1, 2.13%, 7/15/22(2)	197,182
460,000	Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.97%, 7/15/20(2)	457,502
Principal Amount		Value
$875,000	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.74%, 8/16/21	$866,860
100,000	World Omni Auto Receivables Trust, Series 2018-A, Class A3, 2.50%, 4/17/23	99,282
TOTAL ASSET-BACKED SECURITIES (Cost $4,539,537) (1.1%)		4,536,676
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.5%)
350,000	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	353,022
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	101,277
94,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K715, Class A2, 2.86%, 1/25/21	93,744
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23(3)	101,447
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(3)	251,083
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2, 3.53%, 7/25/23(3)	255,845
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	248,937
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	250,677
Principal Amount		Value
$580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	$585,901
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K047, Class A2, 3.33%, 5/25/25(3)	253,342
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	101,107
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	255,132
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.50%, 11/25/45(2)(3)	249,409
120,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.15%, 4/25/46(2)(3)	119,742
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(2)(3)	252,389
178,785	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	166,305
150,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(3)	136,495
229,156	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	230,123
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.25%, 2/15/48	246,440
250,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	247,172
385,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	384,905

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.5%) (continued)
$150,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	$148,824
200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	199,008
349,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A4, 2.94%, 10/15/49	332,795
203,545	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	200,421
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	202,091
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,060,734) (1.5%)		5,967,633
CORPORATE BONDS & NOTES (3.9%)
BASIC MATERIALS (0.1%)
	CHEMICALS (0.1%)
225,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	231,263
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	200,959
		432,222
	IRON & STEEL (0.0%)
52,000	Vale Overseas, Ltd., Guaranteed Notes, 4.38%, 1/11/22(1)	52,910
		485,132
COMMUNICATIONS (0.5%)
	INTERNET (0.1%)
255,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	273,141
175,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	177,406
		450,547
Principal Amount		Value
COMMUNICATIONS (0.5%) (continued)
	MEDIA (0.2%)
$175,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	$174,013
250,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	252,959
100,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(1)	100,737
200,000	Warner Media LLC, Guaranteed Notes, 3.80%, 2/15/27	187,661
		715,370
	TELECOMMUNICATIONS (0.2%)
150,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24(1)	148,487
250,000	Telefonica Emisiones S.A., Guaranteed Notes, 5.88%, 7/15/19	252,995
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	246,772
		648,254
		1,814,171
CONSUMER, CYCLICAL (0.2%)
	AUTO MANUFACTURERS (0.1%)
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	198,790
	AUTO PARTS & EQUIPMENT (0.0%)
175,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	162,750
	HOME BUILDERS (0.1%)
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	150,283
150,000	PulteGroup, Inc., Guaranteed Notes, 4.25%, 3/1/21	148,875
100,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25(1)	93,500
		392,658
Principal Amount		Value
CONSUMER, CYCLICAL (0.2%) (continued)
	LODGING (0.0%)
$150,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 4.63%, 4/1/25	$142,125
		896,323
CONSUMER, NON-CYCLICAL (0.4%)
	BEVERAGES (0.0%)
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	150,521
	BIOTECHNOLOGY (0.1%)
200,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	198,658
	COMMERCIAL SERVICES (0.1%)
150,000	Service Corp. International, Senior Unsecured Notes, 5.38%, 1/15/22	150,375
150,000	Total System Services, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	151,167
100,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	92,750
		394,292
	HEALTHCARE PRODUCTS (0.0%)
85,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	83,946
	HEALTHCARE SERVICES (0.1%)
100,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	97,500
100,000	NYU Langone Hospitals, Secured Notes, 4.78%, 7/1/44	105,573
100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	104,452
		307,525
	PHARMACEUTICALS (0.1%)
250,000	CVS Health Corp., Senior Unsecured Notes, 3.35%, 3/9/21	249,286

See Notes to Financial Statements.

December 31, 2018

Principal Amount		Value
CORPORATE BONDS & NOTES (3.9%) (continued)
CONSUMER, NON-CYCLICAL (0.4%) (continued)
	PHARMACEUTICALS (0.1%) (continued)
$175,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	$180,010
		429,296
		1,564,238
ENERGY (0.5%)
	OIL & GAS (0.3%)
250,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	246,044
150,000	EQT Corp., Senior Unsecured Notes, 2.50%, 10/1/20	146,676
150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	140,717
200,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26(2)	204,862
150,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	140,113
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	205,326
175,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	191,737
		1,275,475
	PIPELINES (0.2%)
150,000	Energy Transfer Partners L.P., Guaranteed Notes, 9.00%, 4/15/19	152,532
200,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	192,575
125,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	113,735
250,000	MPLX L.P., Senior Unsecured Notes, 4.13%, 3/1/27	238,028
		696,870
		1,972,345
Principal Amount		Value
FINANCIAL (1.6%)
	BANKS (0.7%)
$150,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	$149,905
100,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	98,627
150,000	Bank of America Corp. GMTN, Senior Unsecured Notes, 3.50%, 4/19/26	144,350
150,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	149,488
150,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	149,135
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	112,928
200,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23	199,879
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	250,132
250,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	257,623
250,000	Morgan Stanley, Senior Unsecured Notes, 2.80%, 6/16/20	248,376
200,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 3.30%, 3/8/22	199,558
100,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	98,706
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21	260,381
250,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	249,864
250,000	Wells Fargo & Co. MTN, Senior Unsecured Notes, 3.50%, 3/8/22	249,168
		2,818,120
Principal Amount		Value
FINANCIAL (1.6%) (continued)
	DIVERSIFIED FINANCIAL SERVICES (0.4%)
$200,000	Aircastle, Ltd., Senior Unsecured Notes, 4.40%, 9/25/23	$196,705
210,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	203,962
200,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	203,587
175,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	172,594
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	246,674
150,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	145,344
200,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	202,256
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	149,010
		1,520,132
	INSURANCE (0.2%)
250,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	259,382
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21(1)	255,433
200,000	Prudential Financial, Inc., Junior Subordinated Notes, 3-month LIBOR + 2.67%, 5.70%, 9/15/48(3)	186,000
		700,815
	REITS (0.3%)
200,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	196,691
100,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	103,262
200,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	206,240

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (3.9%) (continued)
FINANCIAL (1.6%) (continued)
	REITS (0.3%) (continued)
$200,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	$199,406
100,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	103,466
100,000	iStar, Inc., Senior Unsecured Notes, 5.25%, 9/15/22(1)	93,490
150,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	148,487
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	117,208
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	102,753
		1,271,003
		6,310,070
INDUSTRIAL (0.2%)
	AEROSPACE & DEFENSE (0.1%)
250,000	Harris Corp., Senior Unsecured Notes, 4.40%, 6/15/28	248,867
	ELECTRONICS (0.0%)
100,000	Corning, Inc., Senior Unsecured Notes, 5.35%, 11/15/48	101,443
	MACHINERY DIVERSIFIED (0.0%)
200,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	203,250
	MISCELLANEOUS MANUFACTURERS (0.1%)
250,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	243,689
	PACKAGING & CONTAINERS (0.0%)
150,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	147,399
		944,648
TECHNOLOGY (0.1%)
	COMPUTERS (0.0%)
100,000	Apple, Inc., Senior Unsecured Notes, 3.75%, 11/13/47	91,893
Principal Amount		Value
TECHNOLOGY (0.1%) (continued)
	SOFTWARE (0.1%)
$125,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	$126,109
100,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(2)	97,750
200,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	212,128
		435,987
		527,880
UTILITIES (0.3%)
	ELECTRIC (0.2%)
200,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 4.25%, 11/1/28	202,670
150,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	151,289
100,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	101,288
250,000	Florida Power & Light Co., 4.05%, 6/1/42	249,205
175,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	164,653
		869,105
	GAS (0.1%)
150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	152,234
		1,021,339
TOTAL CORPORATE BONDS & NOTES (Cost $15,830,773) (3.9%)		15,536,146
FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
200,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	200,504
250,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	246,394
Principal Amount		Value
$150,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	$145,037
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	151,276
125,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27(1)	129,063
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $890,486) (0.2%)		872,274
LONG-TERM MUNICIPAL SECURITIES (0.4%)
	CALIFORNIA (0.1%)
80,000	Los Angeles County Public Works Financing Authority, Build America Bonds, Revenue Bonds, 5.84%, 8/1/21	85,746
50,000	University of California Regents Medical Center Pooled Revenue, Revenue Bonds, Build America Bonds, Series H, 6.40%, 5/15/31	60,185
100,000	Yuba Levee Financing Authority, Revenue Bonds, Series B, (BAM), 3.33%, 9/1/23	101,852
		247,783
	NEW YORK (0.2%)
185,000	Metropolitan Transportation Authority, Build America Bonds, Revenue Bonds, Ser. C-1, 5.12%, 11/15/19	188,382
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Build America Bonds, Revenue Bonds, 4.53%, 11/1/22	104,510
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	197,166

See Notes to Financial Statements.

December 31, 2018

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.4%) (continued)
	NEW YORK (0.2%) (continued)
$250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	$242,500
135,000	New York Municipal Bond Bank Agency Revenue, Revenue Bonds, Build America Bonds, Ser. D2, 6.64%, 4/1/25	155,620
		888,178
	TEXAS (0.1%)
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	270,793
250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	259,435
		530,228
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,651,668) (0.4%)		1,666,189
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.6%)
230,000	FHLB, 3.25%, 3/8/24	235,160
250,000	FHLB, 3.00%, 10/12/21	253,189
250,000	FHLB, 1.63%, 2/27/19	249,677
203,543	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	196,213
750,000	FHLMC, 6.25%, 7/15/32	1,001,437
82,750	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	87,839
84,245	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	86,214
125,879	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	126,374
148,597	FHLMC Gold Pool #A97264, 4.00%, 2/1/41	152,897
236,176	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	232,142
Principal Amount		Value
$43,832	FHLMC Gold Pool #G08521, 3.00%, 1/1/43	$43,083
278,908	FHLMC Gold Pool #J13314, 3.50%, 10/1/25	282,508
96,901	FHLMC Gold Pool #Q06884, 3.50%, 3/1/42	97,620
69,545	FHLMC Gold Pool #Q11077, 3.50%, 9/1/42	69,802
87,228	FHLMC Gold Pool #Q34167, 4.00%, 6/1/45	89,112
419,869	FHLMC Gold Pool #Q41084, 3.50%, 6/1/46	421,034
250,000	FNMA, 2.38%, 1/19/23	248,129
206,102	FNMA Pool #254954, 4.50%, 10/1/23	213,382
121,848	FNMA Pool #745275, 5.00%, 2/1/36	129,391
122,515	FNMA Pool #844809, 5.00%, 11/1/35	130,046
71,174	FNMA Pool #AA0466, 4.50%, 2/1/39	74,522
202,878	FNMA Pool #AB1796, 3.50%, 11/1/40	204,461
70,746	FNMA Pool #AB3218, 3.50%, 7/1/31	71,187
239,842	FNMA Pool #AB3900, 3.00%, 11/1/26	240,588
87,020	FNMA Pool #AC5822, 4.50%, 5/1/40	91,148
132,010	FNMA Pool #AD7128, 4.50%, 7/1/40	138,273
86,211	FNMA Pool #AD8529, 4.50%, 8/1/40	90,301
588	FNMA Pool #AH3226, 5.00%, 2/1/41	625
145,248	FNMA Pool #AH4493, 4.50%, 2/1/41	152,138
94,687	FNMA Pool #AI1019, 4.50%, 5/1/41	99,048
338,570	FNMA Pool #AL0657, 5.00%, 8/1/41	359,411
263,819	FNMA Pool #AQ1853, 3.00%, 11/1/42	259,569
131,230	FNMA Pool #AS0560, 4.50%, 9/1/43	136,645
75,735	FNMA Pool #AS1529, 3.00%, 1/1/29	75,786
43,436	FNMA Pool #AS3789, 4.50%, 11/1/44	45,193
93,167	FNMA Pool #AS4503, 3.00%, 2/1/30	93,229
175,412	FNMA Pool #AS4928, 3.50%, 5/1/45	176,040
Principal Amount		Value
$80,159	FNMA Pool #AS6205, 3.50%, 11/1/45	$80,420
221,897	FNMA Pool #AS7188, 4.00%, 5/1/46	226,417
352,886	FNMA Pool #AS9459, 4.50%, 4/1/47	365,585
45,544	FNMA Pool #AT8849, 4.00%, 6/1/43	46,807
133,097	FNMA Pool #AU1847, 3.00%, 9/1/43	130,791
116,745	FNMA Pool #AU3621, 3.00%, 7/1/43	114,716
300,611	FNMA Pool #AU5409, 3.00%, 8/1/43	293,090
79,843	FNMA Pool #AU5653, 4.00%, 9/1/43	81,975
115,867	FNMA Pool #AU6562, 3.50%, 12/1/43	116,538
66,013	FNMA Pool #AU7025, 3.00%, 11/1/43	64,869
79,058	FNMA Pool #AV3310, 4.50%, 1/1/44	81,874
141,851	FNMA Pool #AY2728, 2.50%, 2/1/30	138,896
143,744	FNMA Pool #AZ2276, 4.00%, 6/1/45	146,617
204,731	FNMA Pool #BA6555, 3.00%, 1/1/46	199,671
139,887	FNMA Pool #BD8211, 4.00%, 4/1/47	142,643
295,903	FNMA Pool #BK2040, 4.00%, 5/1/48	301,699
174,363	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	168,739
80,846	GNMA I Pool #539285, 3.00%, 5/15/42	79,929
113,777	GNMA II Pool #MA1520, 3.00%, 12/20/43	112,984
175,918	GNMA II Pool #MA1521, 3.50%, 12/20/43	177,921
310,918	GNMA II Pool #MA1839, 4.00%, 4/20/44	320,734
492,140	GNMA II Pool #MA4836, 3.00%, 11/20/47	484,780
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $10,738,005) (2.6%)		10,531,108
U.S. TREASURY OBLIGATIONS (2.2%)
520,000	U.S. Treasury Bonds, 4.38%, 2/15/38	636,980
350,000	U.S. Treasury Bonds, 3.50%, 2/15/39	382,826
1,587,000	U.S. Treasury Bonds, 2.75%, 8/15/42	1,519,180
840,000	U.S. Treasury Bonds, 3.00%, 2/15/48	835,505

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (2.2%) (continued)
$435,000	U.S. Treasury Notes, 1.38%, 4/30/20	$428,305
300,000	U.S. Treasury Notes, 1.75%, 2/28/22	293,461
800,000	U.S. Treasury Notes, 2.00%, 11/30/22	785,437
1,549,000	U.S. Treasury Notes, 2.13%, 7/31/24	1,515,297
500,000	U.S. Treasury Notes, 3.00%, 9/30/25	512,832
1,232,000	U.S. Treasury Notes, 2.25%, 8/15/27	1,192,297
600,000	U.S. Treasury Notes, 2.75%, 2/15/28	603,094
TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,623,466) (2.2%)		8,705,214
Shares		Value
SHORT-TERM INVESTMENTS (5.2%)
	MONEY MARKET FUNDS (5.2%)
12,877,280	State Street Institutional Liquid Reserves Fund	12,877,280
Shares		Value
	MONEY MARKET FUNDS (5.2%) (continued)
$7,729,812	State Street Navigator Securities Lending Government Money Market Portfolio(4)	$7,729,812
TOTAL SHORT-TERM INVESTMENTS (Cost $20,606,309) (5.2%)		20,607,092
TOTAL INVESTMENT SECURITIES (101.1%) (Cost $381,436,862)		$404,055,734
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-1.1%)		(4,429,507)
NET ASSETS (100%)		$399,626,227
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2018, the market value of the securities on loan was $42,967,994.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.

(4)
Securities with an aggregate market value of  $42,967,994 were out on loan in exchange for collateral including cash collateral of $7,729,812 as of December 31, 2018. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

ADR
American Depositary Receipt.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

REMIC
Real Estate Mortgage Investment Conduit.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$335,633,402	$—	$—	$335,633,402
Asset-Backed Securities	—	4,536,676	—	4,536,676
Commercial Mortgage-Backed Securities	—	5,967,633	—	5,967,633
Corporate Bonds & Notes*	—	15,536,146	—	15,536,146
Foreign Government Obligations	—	872,274	—	872,274
Long-Term Municipal Securities*	—	1,666,189	—	1,666,189
U.S. Government Agency Obligations	—	10,531,108	—	10,531,108
U.S. Treasury Obligations	—	8,705,214	—	8,705,214
Short-Term Investments	20,607,092	—	—	20,607,092
Total Investments in Securities	$356,240,494	$47,815,240	$—	$404,055,734

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Larger Companies Focused Fund, Inc. portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the 12 months ended December 31, 2018.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 1.30% during the 12 months ended December 31, 2018. This compares to the -4.38% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund significantly outperformed the S&P 500® Index during the 12-month reporting period attributable to a combination of effective stock selection and sector allocation. Also, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value. Further, while all U.S. equity market segments declined, large-cap stocks overall had smaller losses than mid- and small-cap stocks. This outperformance of large-cap stocks buoyed the Fund’s relative results, as the Fund emphasizes companies with higher market capitalizations within the S&P 500® Index.
Which equity market sectors most significantly affected Fund performance?
The Fund was invested in only seven sectors of the S&P 500® Index during the annual period. Of those sectors in which the Fund was invested, the Fund benefited most from effective stock selection in the information technology, health care and consumer discretionary sectors. Having overweighted allocations to health care and consumer discretionary, each of which was among the best performing sectors in the S&P 500® Index during the annual period, added value as well.
Conversely, stock selection in communication services and consumer staples and having an overweight to communication services, which lagged the S&P 500® Index during the annual period, detracted most from the Fund’s relative results. Having no exposure to utilities, which was the second best performer in the S&P 500® Index during the annual period, also hurt.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were biotechnology company Juno Therapeutics, software-as-a-service solutions provider Zendesk and e-commerce giant Amazon.com.
Juno Therapeutics is a clinical stage biotechnology company focused on cellular-based immunotherapies that target patients’ own cells to fight cancer. Its shares saw robust double-digit gains during the period the Fund held the position. In January 2018, Celgene announced its acquisition of Juno Therapeutics to expand Celgene’s lymphoma program. We sold the Fund’s position in Juno Therapeutics following the acquisition announcement. Zendesk’s shares surged during the annual period, supported by strong quarterly results, solid execution and growing scale. The company also achieved net income profitability starting in the first quarter of 2018, which was sooner than the market expected. Amazon.com’s shares appreciated strongly, as the company executed well and above market expectations. We opportunistically trimmed the Fund’s positions in Zendesk and Amazon.com on strength through the annual period.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the stocks that detracted most from the Fund’s performance were biopharmaceutical company Celgene, interactive entertainment and video game software developer Activision Blizzard and China-based e-commerce retailing giant Alibaba Group Holdings.
Celgene experienced a double-digit share price decline during the annual period, largely reflecting product pipeline risk as well as potential generic competition against its leading drug, Revlimid, upon its patent expiration in a few years. Shares of Activision Blizzard dropped during the annual period, mostly reflecting a fourth quarter 2018 pullback, following an all-time share price high reached in September 2018. Activision Blizzard was partially affected by competition risk and by a third quarter earnings report where revenues came in below expectations. We trimmed the Fund’s position in Activision Blizzard during the annual period. Alibaba Group Holdings also saw a double-digit share price decline during 2018, largely impacted by the economic slowdown in China and by the U.S.-China trade war that developed. We opportunistically added to the Fund’s position in Alibaba Group Holdings during the annual period.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC. (continued)

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
We initiated Fund positions in Tencent Holdings, Splunk and Amarin during the annual period. Tencent Holdings is the world’s largest online gaming company by revenue and the largest consumer Internet company in China by user scale and engagements. In our view, it is well positioned to benefit from secular growth in several markets, including online gaming, online advertising and financial technology. Splunk is a company in the fast-growing big data and data security industries. We believe it has a strong product portfolio addressing the growing need to monitor information technology systems amid rising complexities. Amarin is a biotechnology company focused on cardiovascular health, with, in our view, upside potential for sales growth over the next few years and net income profitability within the next 12 months. We established the Fund position in Amarin in September 2018 following the release of positive top-line results from the Vascepa cardiovascular outcomes trial, REDUCE-IT.
Conversely, in addition to the sale of Juno Therapeutics, mentioned earlier, we exited the Fund’s position in Tesaro, another cancer therapeutics developer, following the announcement it would be acquired by GlaxoSmithKline at a value more than 60% of its prior-day close. We also liquidated the Fund’s position in Monster Beverage, an energy drink company in the consumer staples sector. The sale was prompted by what we viewed as the company’s slowing growth prospects and a high valuation for this growth.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the 12-month period ended December 31, 2018, the Fund’s weighting relative to the S&P 500® Index in the information technology sector increased and its weightings relative to the S&P 500® Index in the consumer staples, health care and financials sectors decreased.
How was the Fund positioned relative to its benchmark index at the end of December 2018?
As of December 31, 2018, the Fund was overweighted relative to the S&P 500® Index in the health care, consumer discretionary, communication services and information technology sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, consumer staples and energy sectors on the same date. The Fund had no exposure to the industrials, utilities, real estate and materials sectors at the end of December 2018.
What is your tactical view and strategy for the months ahead?
The S&P 500® Index’s monthly loss of 9.03% in December 2018 was its worst December decline since 1931, and its 4.38% decline for the year was its worst calendar year performance since 2008. With this U.S. equity market sell-off, we believed the S&P 500® Index looked quite attractively valued at 14.6 times its forward price/earnings ratio at year-end 2018. We expect sales and earnings growth for the companies in the S&P 500® Index to remain positive in 2019 yet slow down from the high rates of growth seen in 2018, as the effect of corporate tax cuts fades and U.S. economic growth moderates. According to FactSet, consensus expectations for S&P 500® Index companies are for approximately 6% sales and 7% earnings growth rates in 2019. With this sales and earnings growth outlook still in expansion mode, equities trading at reasonable valuations and a Fed indicating it is going to be more “patient” in raising interest rates in 2019, we believe the backdrop for U.S equities is favorable in the new year.
As growth-focused investors, we believe earnings growth is one of the primary drivers of share prices over time. Given what we saw as a favorable backdrop for U.S. equities at the end of the annual period, we intend to continue to seek companies for the Fund’s portfolio that are positioned to grow both their sales and earnings at a pace above the market and their peers. Notably, given our focus on investing in fast-growing companies, the Fund’s holdings had an estimated average three-year sales growth rate of approximately 22% at the end of the annual period, nearly three times greater than the S&P 500® Index’s estimated three-year 8% sales growth rate as of December 31, 2018. The Fund also had a three- to five-year estimated forward earnings per share growth rate of approximately 24% versus 13% for the S&P 500® Index. With these faster growth rates, we believe the Fund was well positioned to perform well relative to the S&P 500® Index over the long term.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at December 31, 2018 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Amazon.com, Inc.	10,300	$15,470,291	6.1%
Visa, Inc.	95,000	12,534,300	4.9%
Activision Blizzard, Inc.	225,000	10,478,250	4.1%
Alphabet, Inc.	9,700	10,136,112	4.0%
Facebook, Inc.	77,000	10,093,930	4.0%
PayPal Holdings, Inc.	117,000	9,838,530	3.9%
Alexion Pharmaceuticals, Inc.	101,000	9,833,360	3.9%
Alibaba Group Holding, Ltd. ADR	67,000	9,183,690	3.6%
Netflix, Inc.	34,000	9,100,440	3.6%
Exelixis, Inc.	460,000	9,048,200	3.6%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at December 31, 2018 (unaudited) (continued)

The following graph compares the performance of the Value Line Larger Companies Focused Fund, Inc. to that of the S&P 500® Index (the “Index”). The Value Line Larger Companies Focused Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Larger Companies Focused Fund, Inc. and the S&P 500® Index*

Performance Data:**
	Average Annual Total Return	Growth of an Assumed Investment of $10,000
Investor Class
1 year ended 12/31/18	1.30%	$10,130
5 years ended 12/31/18	10.91%	$16,782
10 years ended 12/31/18	12.86%	$33,518
Institutional Class
1 year ended 12/31/18	1.55%	$10,155
*
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Larger Companies Focused Fund, Inc.
Schedule of Investments	December 31, 2018

Shares		Value
COMMON STOCKS (98.0%)
COMMUNICATION SERVICES (19.0%)
	ENTERTAINMENT (1.3%)
195,000	Lions Gate Entertainment Corp. Class A(1)	$3,139,500
	INTERNET (13.6%)
9,700	Alphabet, Inc. Class A*	10,136,112
77,000	Facebook, Inc. Class A*	10,093,930
34,000	Netflix, Inc.*	9,100,440
135,000	Tencent Holdings, Ltd. ADR(1)	5,328,450
		34,658,932
	SOFTWARE (4.1%)
225,000	Activision Blizzard, Inc.	10,478,250
		48,276,682
CONSUMER DISCRETIONARY (18.8%)
	ENTERTAINMENT (2.2%)
27,000	Vail Resorts, Inc.	5,692,140
	INTERNET (12.9%)
67,000	Alibaba Group Holding, Ltd. ADR*	9,183,690
10,300	Amazon.com, Inc.*	15,470,291
1,500	Booking Holdings, Inc.*	2,583,630
72,000	GrubHub, Inc.*(1)	5,530,320
		32,767,931
	RETAIL (3.7%)
43,000	Starbucks Corp.	2,769,200
71,000	TJX Companies, Inc. (The)	3,176,540
14,000	Ulta Salon, Cosmetics & Fragrance, Inc.*	3,427,760
		9,373,500
		47,833,571
CONSUMER STAPLES (3.2%)
	BEVERAGES (2.0%)
31,000	Constellation Brands, Inc. Class A	4,985,420
	COSMETICS & PERSONAL CARE (1.2%)
24,000	Estee Lauder Companies, Inc. (The) Class A	3,122,400
		8,107,820
ENERGY (2.4%)
	OIL & GAS (2.4%)
45,000	Diamondback Energy, Inc.(1)	4,171,500
15,000	Pioneer Natural Resources Co.	1,972,800
		6,144,300
		6,144,300
Shares		Value
FINANCIALS (4.1%)
	BANKS (1.8%)
185,000	Bank of America Corp.	$4,558,400
	DIVERSIFIED FINANCIAL SERVICES (2.3%)
120,000	Blackstone Group L.P. (The)	3,577,200
55,000	Charles Schwab Corp. (The)	2,284,150
		5,861,350
		10,419,750
HEALTHCARE (28.2%)
	BIOTECHNOLOGY (22.8%)
101,000	Alexion Pharmaceuticals, Inc.*	9,833,360
520,000	Amarin Corp. PLC ADR*	7,077,200
15,000	Biogen, Inc.*	4,513,800
40,000	BioMarin Pharmaceutical, Inc.*(1)	3,406,000
133,000	Celgene Corp.*	8,523,970
85,000	Exact Sciences Corp.*(1)	5,363,500
460,000	Exelixis, Inc.*	9,048,200
33,000	Intercept Pharmaceuticals, Inc.*(1)	3,326,070
41,000	Vertex Pharmaceuticals, Inc.*	6,794,110
		57,886,210
	HEALTHCARE PRODUCTS (1.5%)
25,000	Edwards Lifesciences Corp.*	3,829,250
	PHARMACEUTICALS (2.4%)
33,000	DexCom, Inc.*	3,953,400
18,000	Jazz Pharmaceuticals PLC*	2,231,280
		6,184,680
	SOFTWARE (1.5%)
57,000	Medidata Solutions, Inc.*	3,842,940
		71,743,080
INFORMATION TECHNOLOGY (22.3%)
	COMMERCIAL SERVICES (3.9%)
117,000	PayPal Holdings, Inc.*	9,838,530
	DIVERSIFIED FINANCIAL SERVICES (4.9%)
95,000	Visa, Inc. Class A(1)	12,534,300
	INTERNET (2.5%)
110,000	Zendesk, Inc.*	6,420,700
Shares		Value
INFORMATION TECHNOLOGY (22.3%) (continued)
	SEMICONDUCTORS (2.8%)
30,000	NVIDIA Corp.	$4,005,000
44,000	NXP Semiconductors N.V.	3,224,320
		7,229,320
	SOFTWARE (8.2%)
20,000	Adobe, Inc.*	4,524,800
38,000	Salesforce.com, Inc.*	5,204,860
36,000	ServiceNow, Inc.*	6,409,800
44,000	Splunk, Inc.*	4,613,400
		20,752,860
		56,775,710
TOTAL COMMON STOCKS (Cost $197,029,604) (98.0%)		249,300,913
SHORT-TERM INVESTMENTS (4.3%)
	MONEY MARKET FUNDS (4.3%)
5,432,793	State Street Institutional Liquid Reserves Fund	5,432,793
5,512,115	State Street Navigator Securities Lending Government Money Market Portfolio(2)	5,512,115
TOTAL SHORT-TERM INVESTMENTS (Cost $10,944,367) (4.3%)		10,944,908
TOTAL INVESTMENT SECURITIES (102.3%) (Cost $207,973,971)		$260,245,821
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-2.3%)		(5,808,828)
NET ASSETS (100%)		$254,436,993
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2018, the market value of the securities on loan was $34,961,693.

(2)
Securities with an aggregate market value of  $34,961,693 were out on loan in exchange for collateral including cash collateral of $5,512,115 as of December 31, 2018. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

ADR
American Depositary Receipt.

See Notes to Financial Statements.

Schedule of Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$249,300,913	$—	$—	$249,300,913
Short-Term Investments	10,944,908	—	—	10,944,908
Total Investments in Securities	$260,245,821	$—	$—	$260,245,821
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2018

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Capital Appreciation Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Assets:
Investments in securities, at value*	$315,286,797	$185,352,829	$404,055,734	$260,245,821
Cash	—	155,345	—	—
Receivable for securities sold	1,341,328	—	2,657,474	—
Receivable for capital shares sold	318,597	1,200,178	977,205	4,825
Dividends and interest receivable	217,638	151,936	510,817	58,614
Prepaid expenses	26,304	36,456	46,183	26,993
Receivable for securities lending income	1,996	1,436	4,986	5,124
Prepaid directors’ fees and expenses	523	566	—	—
Other receivables	—	—	2,719	—
Total Assets	317,193,183	186,898,746	408,255,118	260,341,377
Liabilities:
Payable upon return of securities on loan (See Note 1J)	—	—	7,729,812	5,512,115
Payable for capital shares redeemed	853,321	243,022	403,544	79,714
Payable for securities purchased	—	155,345	—	—
Accrued expenses:
Advisory fee	201,643	95,119	225,486	146,135
Service and distribution plan fees	69,108	38,511	84,059	55,655
Sub-transfer agent fees	5,631	2,227	11,166	1,797
Directors’ fees and expenses	—	—	287	202
Other	135,505	84,416	174,537	108,766
Total Liabilities	1,265,208	618,640	8,628,891	5,904,384
Net Assets	$315,927,975	$186,280,106	$399,626,227	$254,436,993
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, 50,000,000, 75,000,000 and 50,000,000 shares, respectively)	$10,369,134	$9,748,842	$44,718,141	$10,039,601
Additional paid-in capital	120,684,170	118,008,650	320,342,025	187,414,771
Total Distributable Earnings (Loss)	184,874,671	58,522,614	34,566,061	56,982,621
Net Assets	$315,927,975	$186,280,106	$399,626,227	$254,436,993
Net Asset Value Per Share
Investor Class
Net Assets	$315,927,975	$184,515,485	$375,157,625	$253,199,434
Shares Outstanding	10,369,134	9,656,810	41,967,286	9,990,888
Net Asset Value, Offering and Redemption Price per Outstanding Share	$30.47	$19.11	$8.94	$25.34
Institutional Class
Net Assets	$—	$1,764,621	$24,468,602	$1,237,559
Shares Outstanding	—	92,032	2,750,855	48,713
Net Asset Value, Offering and Redemption Price per Outstanding Share	$—	$19.17	$8.89	$25.41
* Includes securities on loan of	$28,619,672	$25,186,726	$42,967,994	$34,961,693
Cost of investments	$138,878,492	$126,611,321	$381,436,862	$207,973,971
See Notes to Financial Statements.

Statements of Operations
for the Year Ended December 31, 2018

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Capital Appreciation Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $34,764, $16,368, $13,651 and $8,858, respectively)	$2,499,842	$1,055,142	$3,169,094	$1,002,321
Interest	154,439	68,921	1,665,418	23,510
Securities lending income	45,769	18,804	170,415	90,595
Total Income	2,700,050	1,142,867	5,004,927	1,116,426
Expenses:
Advisory fees	2,526,305	999,654	2,935,140	2,104,460
Service and distribution plan fees	864,402	391,574	1,091,394	724,080
Sub-transfer agent fees	70,180	18,811	120,718	21,763
Transfer agent fees	186,045	158,057	214,229	168,914
Auditing and legal fees	171,431	75,425	257,672	142,177
Custody and accounting fees	97,460	68,497	145,235	91,048
Directors’ fees and expenses	62,170	27,693	83,270	52,820
Printing and postage fees	57,235	41,644	74,941	36,179
Compliance and tax service fees	33,046	14,786	42,933	27,805
Fund administration fees	36,900	46,900	46,900	46,900
Registration and filing fees	31,415	41,866	46,936	39,426
Insurance fees	21,401	9,452	25,334	17,379
Other	3,729	4,329	4,660	4,425
Total Expenses Before Fees Waived (See Note 5)	4,161,719	1,898,688	5,089,362	3,477,376
Less: Advisory Fees Waived	—	(39,541)	(39,771)	(135,240)
Less: Sub-Transfer Agent Fees Waived	—	(39)	(796)	(59)
Net Expenses	4,161,719	1,859,108	5,048,795	3,342,077
Net Investment Loss	(1,461,669)	(716,241)	(43,868)	(2,225,651)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain From:
Investments	22,154,286	3,311,940	37,629,756	34,227,507
Foreign currency translations	236	—	—	—
	22,154,522	3,311,940	37,629,756	34,227,507
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(14,985,242)	1,734,904	(53,281,403)	(27,072,423)
Foreign currency transactions	(363)	—	—	—
	(14,985,605)	1,734,904	(53,281,403)	(27,072,423)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	7,168,917	5,046,844	(15,651,647)	7,155,084
Increase/(Decrease) in Net Assets from Operations	$5,707,248	$4,330,603	$(15,695,515)	$4,929,433
See Notes to Financial Statements.

Statement of Changes in Net Assets

	Value Line Premier Growth Fund, Inc.		Value Line Mid Cap Focused Fund, Inc.
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(1,461,669)	$(851,805)	$(716,241)	$(492,445)
Net realized gain on investments and foreign currency	22,154,522	34,548,379	3,311,940	7,769,856
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(14,985,605)	32,411,621	1,734,904	18,697,461
Net increase/(decrease) in net assets from operations	5,707,248	66,108,195	4,330,603	25,974,872
Distributions to Shareholders from:
Investor Class	(29,555,193)	(22,912,326)*	(9,010,918)	(2,343,621)*
Institutional Class	—	—	(82,835)	(17,322)(1)*
	(29,555,193)	(22,912,326)	(9,093,753)	(2,360,943)
Share Transactions:
Proceeds from sale of shares
Investor Class	13,313,615	9,120,288	53,308,459	8,516,948
Institutional Class	—	—	665,770	1,023,752(1)
Proceeds from reinvestment of dividends to shareholders
Investor Class	28,206,130	22,041,732	8,658,397	2,228,642
Institutional Class	—	—	82,361	17,322(1)
Cost of shares redeemed
Investor Class	(43,800,148)	(40,995,529)	(20,414,978)	(20,666,260)
Institutional Class	—	—	(21,134)	—
Net increase/(decrease) in net assets from capital share transactions	(2,280,403)	(9,833,509)	42,278,875	(8,879,596)
Total increase/(decrease) in net assets	(26,128,348)	33,362,360	37,515,725	14,734,333
NET ASSETS:
Beginning of year	342,056,323	308,693,963	148,764,381	134,030,048
End of year	$315,927,975	$342,056,323†	$186,280,106	$148,764,381†
Capital Share Transactions:
Shares sold
Investor Class	380,092	285,715	2,511,769	471,107
Institutional Class	—	—	31,778	56,126(1)
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	929,996	663,714	456,185	115,774
Institutional Class	—	—	4,326	899(1)
Shares redeemed
Investor Class	(1,271,839)	(1,266,122)	(1,007,703)	(1,126,841)
Institutional Class	—	—	(1,097)	—
Net increase (decrease)	38,249	(316,693)	1,995,258	(482,935)
†
There was no undistributed net investment income for the year ended December 31, 2017. The SEC has eliminated the requirement for this disclosure in 2018.

(1)
Commenced operations on August 12, 2017.

See Notes to Financial Statements.

	Value Line Capital Appreciation Fund, Inc.		Value Line Larger Companies Focused Fund, Inc.
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$(43,868)	$1,804,398	$(2,225,651)	$(1,827,850)
Net realized gain on investments and foreign currency	37,629,756	21,519,254	34,227,507	21,429,155
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(53,281,403)	51,649,709	(27,072,423)	51,409,377
Net increase/(decrease) in net assets from operations	(15,695,515)	74,973,361	4,929,433	71,010,682
Distributions to Shareholders from:
Investor Class	(29,292,010)	(20,936,279)*	(32,360,640)	(19,571,353)*
Institutional Class	(1,883,013)	(368,826)*	(159,446)	(120,372)*
	(31,175,023)	(21,305,105)	(32,520,086)	(19,691,725)
Share Transactions:
Proceeds from sale of shares
Investor Class	114,081,473	92,630,410	11,260,595	19,224,664
Institutional Class	41,939,651	6,476,607	756,533	7,623,944
Proceeds from reinvestment of dividends to shareholders
Investor Class	27,627,143	19,731,130	31,330,662	18,930,393
Institutional Class	1,802,885	325,581	143,466	120,372
Cost of shares redeemed
Investor Class	(116,341,590)	(75,505,855)	(34,133,732)	(31,895,162)
Institutional Class	(22,232,223)	(1,398,304)	(1,201,920)	(6,526,863)
Net increase/(decrease) in net assets from capital share transactions	46,877,339	42,259,569	8,155,604	7,477,348
Total increase/(decrease) in net assets	6,801	95,927,825	(19,435,049)	58,796,305
NET ASSETS:
Beginning of year	399,619,426	303,691,601	273,872,042	215,075,737
End of year	$399,626,227	$399,619,426†	$254,436,993	$273,872,042†
Capital Share Transactions:
Shares sold
Investor Class	10,674,620	9,575,418	346,239	661,187
Institutional Class	3,963,576	662,936	23,474	250,990
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	3,087,148	1,973,382	1,239,350	655,712
Institutional Class	202,394	32,713	5,662	4,168
Shares redeemed
Investor Class	(11,261,176)	(7,754,363)	(1,096,320)	(1,127,067)
Institutional Class	(2,097,291)	(138,584)	(39,076)	(213,903)
Net increase (decrease)	4,569,271	4,351,502	479,329	231,087

*
Distributions to Shareholders from net investment income and net realized gain for the year ended December 31, 2017 were as follows:

Value Line Premier Growth Fund, Inc.
Investor Class:
Net realized gain	$(22,912,326)
Value Line Mid Cap Focused Fund, Inc.
Investor Class:
Net realized gain	$(2,343,621)
Institutional Class:
Net realized gain	$(17,322)(1)
Value Line Capital Appreciation, Inc.
Investor Class:
Net investment income	$(1,946,288)
Net realized gain	$(18,989,991)
Institutional Class:
Net investment income	$(40,592)
Net realized gain	$(328,234)
Value Line Larger Companies Focused Fund, Inc.
Investor Class:
Net realized gain	$(19,571,353)
Institutional Class:
Net realized gain	$(120,372)
†
There was no undistributed net investment income for the year ended December 31, 2017. The SEC has eliminated the requirement for this disclosure in 2018.

(1)
Commenced operations on August 12, 2017.

Value Line Premier Growth Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Premier Growth Fund, Inc. Investor Class Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$33.11	$28.99	$28.93	$33.84	$33.99
Income/(loss) from investment operations:
Net investment income/(loss)	(0.14)	(0.08)	0.00(1)	(0.07)	0.01
Net gains/(losses) on securities (both realized and unrealized)	0.58	6.56	2.04	0.14	2.29
Total from investment operations	0.44	6.48	2.04	0.07	2.30
Less distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Distributions from net realized gains	(3.08)	(2.36)	(1.98)	(4.98)	(2.44)
Total distributions	(3.08)	(2.36)	(1.98)	(4.98)	(2.45)
Net asset value, end of year	$30.47	$33.11	$28.99	$28.93	$33.84
Total return	1.39%	22.32%	7.00%	0.25%	6.75%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$315,928	$342,056	$308,694	$330,125	$379,205
Ratio of gross expenses to average net assets	1.20%	1.20%	1.21%	1.23%	1.23%
Ratio of net expenses to average net assets	1.20%	1.20%	1.21%	1.23%	1.23%
Ratio of net investment income/(loss) to average net assets	(0.42)%	(0.26)%	(0.20)%	(0.26)%	0.01%
Portfolio turnover rate	8%	3%	7%	12%	9%
(1)
Amount is less than $.01 per share.

See Notes to Financial Statements.

Value Line Mid Cap Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Mid Cap Focused Fund, Inc. Investor Class Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$19.19	$16.27	$14.99	$14.56	$13.50
Income/(loss) from investment operations:
Net investment income/(loss)	(0.07)	0.00(1)	0.00(1)	(0.08)	(0.01)
Net gains/(losses) on securities (both realized and unrealized)	0.97	3.23	1.64	0.51	1.08
Total from investment operations	0.90	3.23	1.64	0.43	1.07
Less distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Distributions from net realized gains	(0.98)	(0.31)	(0.36)	—	—
Total distributions	(0.98)	(0.31)	(0.36)	—	(0.01)
Net asset value, end of year	$19.11	$19.19	$16.27	$14.99	$14.56
Total return	4.72%	19.84%	10.94%	2.95%	7.90%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$184,515	$147,669	$134,030	$118,867	$125,330
Ratio of gross expenses to average net assets	1.18%	1.18%	1.21%	1.24%	1.23%
Ratio of net expenses to average net assets	1.18%	1.18%	1.21%	1.24%	1.23%
Ratio of net investment loss to average net assets	(0.46)%	(0.34)%	(0.28)%	(0.53)%	(0.06)%
Portfolio turnover rate	10%	2%	20%	17%	61%
(1)
Amount is less than $.01 per share.

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Mid Cap Focused Fund, Inc. Institutional Class
	Year Ended December 31,	Period Ended December 31,
	2018	2017(1)
Net asset value, beginning of year	$19.20	$18.25
Income/(loss) from investment operations:
Net investment income/(loss)	(0.04)	0.00(2)
Net gains/(losses) on securities (both realized and unrealized)	0.99	1.26
Total from investment operations	0.95	1.26
Less distributions:
Distributions from net realized gains	(0.98)	(0.31)
Total distributions	(0.98)	(0.31)
Net asset value, end of year	$19.17	$19.20
Total return	4.98%	6.89%(3)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,765	$1,095
Ratio of gross expenses to average net assets(5)	3.97%	5.61%(4)
Ratio of net expenses to average net assets(6)	0.93%	0.93%(4)
Ratio of net investment income/(loss) to average net assets(6)	(0.19)%	(0.12)%(4)
Portfolio turnover rate	10%	2%(3)
(1)
Commenced operations on August 12, 2017.

(2)
Amount is less than $.01 per share.

(3)
Not annualized.

(4)
Annualized.

(5)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(6)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Value Line Capital Appreciation Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Capital Appreciation Fund, Inc. Investor Class Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.95	$8.48	$8.72	$9.40	$9.82
Income/(loss) from investment operations:
Net investment income	0.00(1)	0.05	0.02	0.06	0.12
Net gains/(losses) on securities (both realized and unrealized)	(0.27)	1.97	0.23	(0.14)	0.92
Total from investment operations	(0.27)	2.02	0.25	(0.08)	1.04
Less distributions:
Dividends from net investment income	(0.01)	(0.05)	(0.02)	(0.06)	(0.11)
Distributions from net realized gains	(0.73)	(0.50)	(0.47)	(0.54)	(1.35)
Total distributions	(0.74)	(0.55)	(0.49)	(0.60)	(1.46)
Net asset value, end of year	$8.94	$9.95	$8.48	$8.72	$9.40
Total return	(2.71)%	23.86%	2.80%	(0.86)%	10.62%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$375,158	$392,869	$302,636	$350,159	$372,707
Ratio of gross expenses to average net assets	1.12%	1.11%	1.16%	1.15%	1.15%
Ratio of net expenses to average net assets	1.12%	1.11%	1.16%	1.15%	1.12%
Ratio of net investment income/(loss) to average net assets	(0.02)%	0.49%	0.22%	0.67%	1.17%
Portfolio turnover rate	86%	88%	53%	45%	57%
(1)
Amount is less than $.01 per share.

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Capital Appreciation Fund, Inc. Institutional Class Years Ended December 31,
	2018	2017	2016	2015(1)
Net asset value, beginning of year	$9.90	$8.43	$8.65	$9.50
Income/(loss) from investment operations:
Net investment income/(loss)	0.04	0.07	0.02	(0.07)
Net gains/(losses) on securities (both realized and unrealized)	(0.30)	1.98	0.25	(0.24)
Total from investment operations	(0.26)	2.05	0.27	(0.31)
Less distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.02)	—
Distributions from net realized gains	(0.73)	(0.50)	(0.47)	(0.54)
Total distributions	(0.75)	(0.58)	(0.49)	(0.54)
Net asset value, end of year	$8.89	$9.90	$8.43	$8.65
Total return	(2.61)%	24.31%	3.06%	(3.29)%(2)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$24,469	$6,750	$1,055	$98
Ratio of gross expenses to average net assets(3)	1.08%	1.63%	4.82%	6.19%(4)
Ratio of net expenses to average net assets(5)	0.87%	0.86%	0.90%	6.19%(4)
Ratio of net investment income/(loss) to average net assets(5)	0.19%	0.58%	0.43%	(5.02)%(4)
Portfolio turnover rate	86%	88%	53%	45%(2)
(1)
Commenced operations on November 1, 2015.

(2)
Not annualized.

(3)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Annualized.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Value Line Larger Companies Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Larger Companies Focused Fund, Inc. Investor Class Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$28.65	$23.05	$26.25	$25.28	$25.57
Income/(loss) from investment operations:
Net investment income/(loss)	(0.22)	(0.19)	0.00(1)	(0.14)	(0.01)
Net gains/(losses) on securities (both realized and unrealized)	0.58	8.00	0.10	2.63	3.23
Total from investment operations	0.36	7.81	0.10	2.49	3.22
Less distributions:
Dividends from net investment income	—	—	—	—	(0.11)
Distributions from net realized gains	(3.67)	(2.21)	(3.30)	(1.52)	(3.40)
Total distributions	(3.67)	(2.21)	(3.30)	(1.52)	(3.51)
Net asset value, end of year	$25.34	$28.65	$23.05	$26.25	$25.28
Total return	1.30%	33.79%	0.24%	9.88%	12.41%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$253,199	$272,191	$214,675	$233,085	$220,548
Ratio of gross expenses to average net assets(2)	1.18%	1.19%	1.23%	1.23%	1.23%
Ratio of net expenses to average net assets(3)	1.15%	1.11%	1.13%	1.13%	1.13%
Ratio of net investment loss to average net assets	(0.77)%	(0.71)%	(0.62)%	(0.55)%	(0.07)%
Portfolio turnover rate	36%	35%	47%	37%	89%
(1)
Amount is less than $.01 per share.

(2)
Ratio reflects expenses grossed up for the reimbursement by the Distributor of certain expenses incurred by the Fund.

(3)
Ratio reflects expenses net of the reimbursement by the Distributor of certain expenses incurred by the Fund.

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Larger Companies Focused Fund, Inc. Institutional Class
	Years Ended December 31,			Period Ended December 31, 2015(1)
	2018	2017	2016
Net asset value, beginning of year	$28.65	$23.02	$26.18	$27.91
Income/(loss) from investment operations:
Net investment income/(loss)	(0.14)	(0.19)	0.00(2)	(0.09)
Net gains/(losses) on securities (both realized and unrealized)	0.57	8.03	0.14	(0.12)
Total from investment operations	0.43	7.84	0.14	(0.21)
Less distributions:
Distributions from net realized gains	(3.67)	(2.21)	(3.30)	(1.52)
Total distributions	(3.67)	(2.21)	(3.30)	(1.52)
Net asset value, end of year	$25.41	$28.65	$23.02	$26.18
Total return	1.55%	33.96%	0.40%	(0.73)%(3)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,238	$1,681	$401	$101
Ratio of gross expenses to average net assets(4)	3.92%	2.73%	17.29%	2.70%(5)
Ratio of net expenses to average net assets(6)	0.93%	0.94%	0.98%	2.70%(5)
Ratio of net investment loss to average net assets(6)	(0.58)%	(0.67)%	(0.49)%	(2.16)%(5)
Portfolio turnover rate	36%	35%	47%	37%(3)
(1)
Commenced operations on November 1, 2015.

(2)
Amount is less than $.01 per share.

(3)
Not annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Annualized.

(6)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies
Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. (formerly Value Line Income and Growth Fund, Inc.) and Value Line Larger Companies Focused Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. each offer two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The sole investment objective of the Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. is long-term growth of capital. The primary investment objective of the Value Line Capital Appreciation Fund, Inc. is capital appreciation and income consistent with allocation of its assets amongst equity securities, fixed income securities and money market instruments. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the

December 31, 2018

continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:
The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
For the year ended December 31, 2018, there were no transfers among levels for each Fund.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the year ended December 31, 2018, there were no Level 3 investments in any Fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2018, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first-in first-out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance

Notes to Financial Statements (continued)

with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
The dividends and distributions were as follows:
	Year Ended December 31, 2018	Year Ended December 31, 2017
Value Line Premier Growth Fund, Inc.
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$3.0850	$2.3579
Value Line Mid Cap Focused Fund, Inc. Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$0.9787	$0.3086
Institutional Class*:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$0.9787	$0.3086
Value Line Capital Appreciation Fund, Inc. Investor Class:
Dividends per share from net investment income	$0.0057	$0.0518
Distributions per share from net realized gains	$0.7345	$0.5027
Institutional Class:
Dividends per share from net investment income	$0.0184	$0.0772
Distributions per share from net realized gains	$0.7345	$0.5027
Value Line Larger Companies Focused Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$3.6747	$2.2063
Institutional Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$3.6747	$2.2063
*
Commenced operations on August 12, 2017.

The Value Line Capital Appreciation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market reaction, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. Value Line Capital Appreciation Fund, Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., and Value Line Larger Companies Focused Fund, Inc. distribute all of their net investment income annually. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.

December 31, 2018

(E) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Funds are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Mid Cap Focused Fund, Inc.
Registration and filing fees	$20,419	$21,447	$41,866
Transfer agent fees	139,084	18,973	158,057
Sub-transfer agent fees	18,772	39	18,811
Other	3,703	626	4,329
	Investor Class	Institutional Class	Total
Value Line Capital Appreciation Fund, Inc.
Registration and filing fees	$26,180	$20,756	$46,936
Transfer agent fees	181,429	32,780	214,229
Sub-transfer agent fees	119,922	796	120,718
Other	3,907	753	4,660
	Investor Class	Institutional Class	Total
Value Line Larger Companies Focused Fund, Inc.
Registration and filing fees	$22,226	$17,200	$39,426
Transfer agent fees	149,563	19,351	168,914
Sub-transfer agent fees	21,703	59	21,763
Other	3,812	613	4,425
(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

Notes to Financial Statements (continued)

(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of December 31, 2018, the Funds were not invested in joint repurchase agreements.
As of December 31, 2018, the Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Premier Growth Fund, Inc.	$28,619,672	$28,984,978	$29,255,078
Value Line Mid Cap Focused Fund, Inc.	25,186,726	25,453,640	25,746,758
Value Line Capital Appreciation Fund, Inc.	42,967,994	43,091,323	43,929,211
Value Line Larger Companies Focused Fund, Inc.	34,961,693	35,090,466	35,736,941
*
Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. received cash collateral of  $0, $0, $7,729,812 and $5,512,115, respectively, which was subsequently invested in the State Street Navigator Securities Lending Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. received non-cash collateral of  $28,984,978, $25,453,640, $35,361,511 and $29,578,351, respectively, in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

December 31, 2018

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the year ended December 31, 2018.
	Remaining Contractual Maturity of the Agreements As of December 31, 2018
Value Line Capital Appreciation Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stock	$7,236,624	$—	$—	$—	$7,236,624
Corporate Bonds & Notes	493,188	—	—	—	493,188
Total Borrowings	$7,729,812	$—	$—	$—	$7,729,812
Gross amount of recognized liabilities for securities lending transactions					$7,729,812
	Remaining Contractual Maturity of the Agreements As of December 31, 2018
Value Line Larger Companies Focused Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stock	$5,512,115	$—	$—	$—	$5,512,115
Total Borrowings	$5,512,115	$—	$—	$—	$5,512,115
Gross amount of recognized liabilities for securities lending transactions					$5,512,115
(K) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Notes to Financial Statements (continued)

3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the year ended December 31, 2018, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Premier Growth Fund, Inc.	$25,976,680	$48,877,581	$—	$—
Value Line Mid Cap Focused Fund, Inc.	49,555,184	14,791,525	—	—
Value Line Capital Appreciation Fund, Inc.	374,754,856	379,911,239	15,030,414	7,653,160
Value Line Larger Companies Focused Fund, Inc.	104,653,357	137,143,965	—	—
4.   Income Taxes
At December 31, 2018, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation/ (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain
Value Line Premier Growth Fund, Inc.	$138,878,675	$179,509,443	$(3,101,321)	$176,408,122	$—	$8,466,549
Value Line Mid Cap Focused Fund, Inc.	126,627,320	60,772,620	(2,047,111)	58,725,509	—	—
Value Line Capital Appreciation Fund, Inc.	382,676,231	66,908,541	(45,529,038)	21,379,503	3,505,479	9,681,079
Value Line Larger Companies Focused Fund, Inc.	208,131,522	73,399,476	(21,285,177)	52,114,299	739,702	4,128,620
For the year ended December 31, 2018, the following Funds had post-October capital loss deferrals:
Fund	Amount
Value Line Premier Growth Fund, Inc.	$—
Value Line Mid Cap Focused Fund, Inc.	202,895
Value Line Capital Appreciation Fund, Inc.	—
Value Line Larger Companies Focused Fund, Inc.	—
Net realized gain/(loss) differs from financial statements and tax purposes primarily due to wash sales and investments in partnerships.
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds as follows:
Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Additional Paid-In Capital
Value Line Premier Growth Fund, Inc.	$1,461,669	$(236)	$(1,461,433)
Value Line Mid Cap Focused Fund, Inc.	716,241	952	(717,193)
Value Line Capital Appreciation Fund, Inc.	304,863	(304,761)	(102)
Value Line Larger Companies Focused Fund, Inc.	2,225,651	(2,225,583)	(68)
These reclassifications were primarily due to differing treatments of net operating loss, distribution reclassification, prior year adjustments due to foreign currency gains/(losses). Net assets were not affected by these reclassifications.

December 31, 2018

The tax composition of distributions paid to shareholders during fiscal year ended 2018 and 2017, were as follows:
	Year Ended December 31, 2018 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Premier Growth Fund, Inc.	$—	$29,555,193	$29,555,193
Value Line Mid Cap Focused Fund, Inc.	—	9,093,753	9,093,753
Value Line Capital Appreciation Fund, Inc.	6,273,856	24,901,167	31,175,023
Value Line Larger Companies Focused Fund, Inc.	4,766,766	27,753,320	32,520,086
	Year Ended December 31, 2017 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Premier Growth Fund, Inc.	$—	$22,912,326	$22,912,326
Value Line Mid Cap Focused Fund, Inc.	—	2,360,943	2,360,943
Value Line Capital Appreciation Fund, Inc.	7,990,871	13,314,234	21,305,105
Value Line Larger Companies Focused Fund, Inc.	6,201,566	13,490,159	19,691,725
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

Effective January 1, 2018, each Fund’s advisory fee was reduced following the unbundling of its fee from amounts payable for administration services provided by the Adviser. For the Value Line Premier Growth Fund, Inc. advisory fees were computed at an annual rate of 0.73% of the daily net assets during the period. For Value Line Larger Companies Focused Fund, Inc. advisory fees were computed at an annual rate of 0.72% of the daily net assets during the period. For Value Line Mid Cap Focused Fund, Inc. advisory fees were computed at an annual rate of 0.66% of the first $100 million of the Funds’ average daily net assets plus 0.65% of the excess thereof. For Value Line Capital Appreciation Fund, Inc. advisory fees were computed at an annual rate of 0.68% of the first $100 million of the Funds’ average daily net assets plus 0.65% of the excess thereof. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. For the year ended December 31, 2018, the below advisory fees were paid or payable to the Adviser:
Fund	Advisory Fee
Value Line Premier Growth Fund, Inc.	$2,526,305
Value Line Mid Cap Focused Fund, Inc.	999,654
Value Line Capital Appreciation Fund, Inc	2,935,140
Value Line Larger Companies Focused Fund, Inc	2,104,460
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the year ended December 31, 2018, the below 12b-1 fees were paid or payable to the Distributor and waived by the Distributor:

Notes to Financial Statements (continued)

Fund	Distribution & Service Fees
Value Line Premier Growth Fund, Inc.	$864,402
Value Line Mid Cap Focused Fund, Inc.	391,574
Value Line Capital Appreciation Fund, Inc	1,091,394
Value Line Larger Companies Focused Fund, Inc	724,080
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended December 31, 2018, the below Sub TA fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Sub TA Fees	Waived Amount
Value Line Premier Growth Fund, Inc.	$70,180	$—
Value Line Mid Cap Focused Fund, Inc.	18,811	39
Value Line Capital Appreciation Fund, Inc.	120,718	796
Value Line Larger Companies Focused Fund, Inc.	21,763	59
For the Value Line Larger Companies Focused Fund, Inc. the Adviser has contractually agreed to waive certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of each class. In addition, the Adviser and EULAV Securities LLC (the “Distributor”) have contractually agreed to waive certain class-specific fees and assume certain class-specific expenses so that the Institutional Class bears its class-specific fees and expenses at the same percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding 12b-1 fees and certain non-routine class-specific expenses). The information in the table has been restated to reflect the applicable expense limitation for a class (“Expense Limitation”), each of which can be terminated or modified before June 30, 2019 only with the agreement of the Fund’s board. The Adviser and the Distributor may subsequently recover from a class any fees waived and expenses assumed within three years after the fiscal year end in which the waiver or assumption occurred for such class, to the extent its expense ratio is less than the applicable Expense Limitation or, if lower, the expense limitation in effect when the waiver or assumption occurred.
The Adviser agreed to pay or reimburse certain expenses of the Funds attributable to the Institutional Class, to the extent necessary to limit the Fund’s total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before July 31, 2020 only with the agreement of the Board of Directors. Effective March 17, 2016, and renewed annually, the Distributor contractually agreed to waive all or a portion of its sub TA fees attributable to the Institutional Class and the Adviser contractually agreed to reimburse the Funds to the Expense Limitation.

December 31, 2018

As of December 31, 2018, fees contractually waived amounted to $39,541, $39,771 and $135,240 for the Value Line Mid Cap Focused Fund, Value Line Capital Appreciation Fund and Value Line Larger Companies Focused Fund, respectively. As of December 31, 2018, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration	Fees Waived and Reimbursed by the Adviser	Fees Waived And Reimbursed by the Distributor
Value Line Mid Cap Focused Fund Inc.	December 31, 2020	$16,358	$—
Value Line Mid Cap Focused Fund Inc.	December 31, 2021	39,541
Value Line Capital Appreciation Fund, Inc.	December 31, 2019	38,957	—
Value Line Capital Appreciation Fund, Inc.	December 31, 2020	29,265	—
Value Line Capital Appreciation Fund, Inc.	December 31, 2021	39,771	—
Value Line Larger Companies Focused Fund, Inc.	December 31, 2019	39,574	220,270
Value Line Larger Companies Focused Fund, Inc.	December 31, 2020	89,666	139,260
Value Line Larger Companies Focused Fund, Inc.	December 31, 2021	135,240	—
During the year ended December 31, 2018, the Funds did not make any repayments to the Adviser and Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. (formerly Value Line Income and Growth Fund, Inc.) and Value Line Larger Companies Focused Fund, Inc (hereafter collectively referred to as the ’’Funds’’) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 22, 2019
We have served as the auditor of one or more investment companies in Value Line Funds since 1983.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested on July 1, 2018 and held for six months ended December 31, 2018.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Premier Growth Fund, Inc. – Investor Class	$1,000.00	$958.60	$5.92	1.20%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	989.40	5.97	1.19
Value Line Mid Cap Focused Fund, Inc. – Institutional Class	1,000.00	990.00	4.71	0.94
Value Line Capital Appreciation Fund, Inc. – Investor Class	1,000.00	896.60	5.35	1.12
Value Line Capital Appreciation Fund, Inc. – Institutional Class	1,000.00	897.00	4.16	0.87
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	884.10	5.46	1.15
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	885.10	4.42	0.93
Hypothetical (5% return before expenses)
Value Line Premier Growth Fund, Inc. – Investor Class	$1,000.00	$1,019.16	$6.11	1.20%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,019.21	6.06	1.19
Value Line Mid Cap Focused Fund, Inc. – Institutional Class	1,000.00	1,020.47	4.79	0.94
Value Line Capital Appreciation Fund, Inc. – Investor Class	1,000.00	1,019.56	5.70	1.12
Value Line Capital Appreciation Fund, Inc. – Institutional Class	1,000.00	1,020.82	4.43	0.87
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,019.41	5.85	1.15
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,020.52	4.74	0.93
*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended December 31, 2018, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Long-Term Capital Gains
Value Line Premier Growth Fund, Inc.	0.00%	0.00%	$29,555,193
Value Line Mid Cap Focused Fund, Inc.	0.00%	0.00%	9,093,753
Value Line Capital Appreciation Fund, Inc.	39.17%	39.17%	24,901,167
Value Line Larger Companies Focused Fund, Inc.	16.53%	16.53%	27,753,320
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Fund Directors and is available without charge by calling 800-221-3253.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Fund Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 48	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling Age: 62	Director	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 62	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006 – 2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund
Michael Kuritzkes Age: 58	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013 – 2014.	11	None
Paul Craig Roberts Age: 80	Director	Since 2000	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 70	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

Management of the Funds (continued)

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 48	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 68	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006 – present).
Emily D. Washington Age: 40	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities, LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
Strategies That Have Stood the Test of Time

1950	Value Line Mid Cap Focused Fund seeks long-term growth of capital.
1952	Value Line Capital Appreciation Fund** seeks income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return.
1956	Value Line Premier Growth Fund seeks long-term growth of capital.
1972	Value Line Larger Companies Focused Fund's sole investment objective is long-term growth of capital.
1983	**Value Line Centurion Fund**† seeks long-term growth of capital.
1984	The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1986	Value Line Core Bond Fund seeks to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1987	**Value Line Strategic Asset Management Trust**† seeks to achieve a high total investment return consistent with reasonable risk.
1993	Value Line Small Cap Opportunities Fund seeks long-term growth of capital.
1993	Value Line Asset Allocation Fund seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
2014	**Value Line VIP Equity Advantage Fund*** seeks capital appreciation. Current income is a secondary investment objective.
2015	Institutional shares launched for the Value Line Larger Companies Focused Fund, Small Cap Opportunities Fund, Asset Allocation Fund and Capital Appreciation Fund**.
2017	Institutional shares launched for Value Line Mid Cap Focused Fund.

*
Offered as an investment option to owners of the Guardian ProSeriesSM Variable Annuities issued by The Guardian Insurance & Annuity Company, Inc.

**
Formerly Value Line Income and Growth Fund.

†
Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am – 5pm CST, Monday – Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Coronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees 2018 - $78,691

Audit Fees 2017 - $36,184

(b) Audit-Related fees – None.

(c)	Tax Preparation Fees 2018 - $16,580

Tax Preparation Fees 2017 - $14,345

(d) All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2) Not applicable.

(f) Not applicable.

(g)	Aggregate Non-Audit Fees 2018 - None

Aggregate Non-Audit Fees 2017 - None

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:     /s/ Mitchell E. Appel

   Mitchell E. Appel, President

Date:   March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Mitchell E. Appel

   Mitchell E. Appel, President, Principal Executive Officer

By:     /s/ Emily D. Washington

   Emily D. Washington, Treasurer, Principal Financial Officer

Date:   March 8, 2019